As filed with the Securities and Exchange Commission on June 30, 2003

                                                    1933 Act File No. 333-
                                                    1940 Act File No. 811-4537
                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2
                        (Check appropriate box or boxes)

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]      Pre-Effective Amendment No.

[ ]      Post-Effective Amendment No._________

                                      and

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 17

                        Liberty All-Star Growth Fund, Inc.
         Exact Name of Registrant as Specified in Articles of Incorporation

                              One Financial Center
                        Boston, Massachusetts 02111-2621
                     Address of Principal Executive Offices
                     (Number, Street, City, State, Zip Code)

                                 617-772-3626
               Registrant's Telephone Number, including Area Code


         Heidi A. Hoefler, Esq.              Clifford J. Alexander, Esq.
         Columbia Management Group, Inc.     Kirkpatrick & Lockhart LLP
         One Financial Center                1800 Massachusetts Ave., NW
         Boston, MA 02111                    Washington, DC 20036


           Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

   It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 486
[ ] on (date) pursuant to paragraph (b) of Rule 486
[ ] 60 days after  filing  pursuant  to  paragraph  (a) of Rule 486
[_] on(date) pursuant to paragraph (a) of Rule 486

     [_] This  post-effective  amendment  designates a new effective  date for a previously filed registration statement.
     [_] The Form is filed to  register  additional  securities  for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement is
         --------.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICIALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


                                                PROPOSED                  PROPOSED
TITLE                                           MAXIMUM                   MAXIMUM            AMOUNT OF
OF SECURITIES             AMOUNT                OFFERING PRICE            AGGREGATE          REGISTRATION
BEING REGISTERED          BEING REGISTERED(1)   PER UNIT(1)               OFFERING PRICE(1)  FEE(1)
----------------          -------------------   --------------            --------------     -------------
Common Stock              2,646,000              $6.33                   $16,749,180          $1,355

(1) Estimated solely for the purpose of calculating the Registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low price reported on the New York Stock Exchange, Inc. on June 19, 2003.


                            [ ] Rights for [ ] Shares

                       LIBERTY ALL-STAR GROWTH FUND, INC.

                                  Common Stock

     Liberty All-Star Growth Fund, Inc. ("All-Star" or the "Fund") is offering rights (the "Rights") to its shareholders (the "Offer"). These Rights will allow you to subscribe for new shares of common stock of All-Star (the "Shares"). For every eight Rights that you receive, you may buy one new All-Star share. You will receive one Right for each outstanding All-Star share you own on [ , 2003] (the "Record Date"). Fractional shares will not be issued upon the exercise of the Rights. Accordingly, shares may be purchased only pursuant to the exercise of Rights in integral multiples of eight. Also, shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights offering, subject to limitations discussed in this prospectus. See "Over-Subscription Privilege". The Rights are not transferable and will not be admitted for trading on the New York Stock Exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (i) THE LAST REPORTED SALE PRICE ON THE NEW YORK STOCK EXCHANGE ON [ , 2003] (THE "PRICING DATE") OF A SHARE OF ALL-STAR, OR
(ii) THE NET ASSET VALUE OF A SHARE OF ALL-STAR ON THAT DATE (THE "SUBSCRIPTION PRICE").

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ , 2003] (the "Expiration Date") AND WILL CONSTITUTE THE END OF THE SUBSCRIPTION PERIOD (THE "SUBSCRIPTION PERIOD"). SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

     For additional information, please call The Altman Group, Inc. (the "Information Agent") toll free at (800) 467-4954.

     All-Star is a multi-managed diversified, closed-end management investment company that allocates its portfolio assets on an approximately equal basis among several independent investment organizations (currently three in number) ("Portfolio Managers") having different investment styles recommended and monitored by Liberty Asset Management Company, All-Star's fund manager. All-Star's investment objective is to seek long term capital appreciation. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities. An investment in All-Star is not appropriate for all investors. No assurances can be given that All-Star's investment objective will be achieved. For a discussion of certain risk factors and special considerations with respect to owning shares of All-Star, see "Special Considerations and Risk Factors" beginning on page [18] of this Prospectus.

     The address of All-Star is One Financial Center, Boston, Massachusetts 02111 and its telephone number is 1-800-542-3863. All-Star's shares are listed on the New York Stock Exchange under the symbol "ASG."

     All-Star announced the terms of the Offer before the opening of trading on the New York Stock Exchange on [June 18, 2003]. The net asset value per share of common stock of All-Star at the close of business on [June 17, 2003] and [ , 2003] was $6.19 and [$ ], respectively, and the last reported sale price of a share on such Exchange on those dates was $6.31 and [$ ], respectively.

Neither the Securities and Exchange Commission nor any State securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.



---------------------------------------------- --------------------------- ----------------------------- -------------------------
                                                 Subscription Price(1)              Sales Load           Proceeds to All-Star(2)

---------------------------------------------- --------------------------- ----------------------------- -------------------------
---------------------------------------------- --------------------------- ----------------------------- -------------------------
Per share.............                                  [$ ]                         NONE                        [$ ]
---------------------------------------------- --------------------------- ----------------------------- -------------------------
---------------------------------------------- --------------------------- ----------------------------- -------------------------
Total.................                                   [$ ]                        NONE                        [$ ]
---------------------------------------------- --------------------------- ----------------------------- -------------------------

(1) Estimated based on an assumed Subscription Price of 95% of the net asset value on [August 6, 2003] (the "Estimated Subscription Price"). The Estimated Subscription Price is presented solely for illustration purposes. Shareholders wishing to exercise rights must send the per share amount presented under "The Offer - Payment for Shares" on page [15].
(2) Before deduction of expenses payable by All-Star, estimated at [$160,000].

     Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offer, you may experience an immediate dilution of the aggregate net asset value of your shares, which under certain circumstances, could be substantial. This is because the Subscription Price per share and/or the net proceeds to All-Star for each new Share sold will be less than All-Star's net asset value per share on the Expiration Date. All-Star cannot state precisely the extent of this dilution at this time because it does not know what the net asset value or market price per share will be when the Offer expires or what proportion of the Rights will be exercised.

     This Prospectus sets forth concisely the information that a shareholder ought to know before exercising his or her Rights. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated [ , 2003] has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. The table of contents of the Statement of Additional Information appears on page [28] of this Prospectus, and a copy is available at no charge by calling the Information Agent at (866) 904-6821 or at the SEC's internet web site (http://www.sec.gov).

                    The date of this Prospectus is [ , 2003].


                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors.

Purpose of the Offer

     The Board of Directors of All-Star has determined that it would be in the best interest of All-Star and its shareholders to increase the assets of All-Star available for investment so that it may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders in All-Star by giving them the opportunity to purchase additional Shares at a price below market and/or net asset value and without incurring any brokerage commissions. See "The Offer-Purpose of the Offer."

      The Board of Directors believes that a larger number of outstanding shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the New York Stock Exchange ("NYSE").


Important Terms of the Offer
Total number of shares available for primary subscription......      [             ] Shares
Number of Rights you will receive for each outstanding
   share you own on the Record Date............................      One Right for every one share
Number of Shares you may purchase with your Rights at the
   Subscription Price per Share................................      One Share for every eight Rights
Subscription Price.............................................      95% of the lower of (i) the last reported sale price on the
                                                                     NYSE on [              , 2003] (the "Pricing Date") of a
                                                                     share of common stock of All-Star,or (ii) the
                                                                     net asset value of a share of All-Star on the Pricing Date.



--------------------------------------------------------------------------------
Shareholders' inquiries should be directed to their broker,
 bank or trust company, or to:
                                The Altman Group, Inc.
                                 (800) 467-4954
--------------------------------------------------------------------------------

Over-Subscription Privilege

     The right to acquire during the Subscription Period at the Subscription Price one additional Share for each eight Rights held is hereinafter referred to as the "Primary Subscription." Shareholders on the Record Date who fully exercise all Rights issued to him or her (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee. If enough Shares are available, all shareholder requests to buy Shares that were not bought by other Rights holders will be honored in full. If the requests for Shares exceed the Shares available, the Fund may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. The Fund may sell additional Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the Net Asset Value of the Shares. Whether or not the Fund determines to issue additional Shares to honor all over-subscriptions, available Shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

Method for Exercising Rights

      Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to shareholders on the Record Date ("Record Date Shareholders") or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

      (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to EquiServe Trust Company, N.A. ("Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

      (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

      Since the Expiration Date is prior to the Pricing Date, shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise such Rights. Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent. See "The Offer - Method of Exercise of Rights" and "The Offer - Payment for Shares." Subscription payments will be held by the Subscription Agent pending completion of the processing of the subscription. No interest thereon will be paid to subscribers.

     The Rights are not transferable. Therefore, only the underlying shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional shares will not be issued on exercise of Rights, shareholders who receive, or are left with, fewer than eight Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of unexercised Rights.

     Shareholders' inquiries about the Offer should be directed to their broker, bank or trust company, or to:

             The Altman Group, Inc.
             (800)-467-4954

Important Dates to Remember

Please note that the dates in the table below may change if the Offer is extended.

--------------------------------------------------------------- ---------------
Event                                                           Date
--------------------------------------------------------------- ---------------
--------------------------------------------------------------- ---------------
Record Date................................................    [        , 2003]
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ---------------
Subscription Period........................................    [          , 2003
                                                                through    2003]
--------------------------------------------------------------- ---------------
--------------------------------------------------------------- ---------------
Expiration Date (Deadline for delivery of Subscription Certificate together with payment of estimated purchase price (see "The Offer - Payment for Shares" on page [ ] of this Prospectus) or for delivery of Notice of Guaranteed
Delivery)......................................................[         , 2003]
--------------------------------------------------------------- ---------------
--------------------------------------------------------------- ---------------
Pricing  Date...............................................   [         , 2003]

--------------------------------------------------------------- ---------------
--------------------------------------------------------------- ---------------
Deadline for payment of final Subscription Price pursuant to
Notice of Guaranteed Delivery...............................   [         , 2003]
--------------------------------------------------------------- ---------------
--------------------------------------------------------------- ---------------
Confirmation to Registered Shareholders....................    [         , 2003]

--------------------------------------------------------------- ---------------
--------------------------------------------------------------- ---------------
For Registered Shareholders' Subscriptions - deadline for payment of unpaid balance if final Subscription Price is
higher than Estimated Subscription Price...................     [        , 2003]

--------------------------------------------------------------- ---------------

---------------------------
* Unless the Offer is extended.

Offering Fees and Expenses

      Offering expenses incurred by the Fund are estimated to be [$160,000.]

Restrictions on Foreign Shareholders

      Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

Information about All-Star

     All-Star is a multi-managed diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") that allocates its assets on an approximately equal basis among a number of independent investment management organizations (currently three in number) each having a different investment style. See "The Multi-Manager Concept." All-Star's investment objective is to seek long-term capital appreciation. It seeks its objective through investment primarily (at least 65% of total assets under normal conditions) in a diversified portfolio of equity securities. The portion of All-Star's portfolio not invested in equity securities (not more than 35% of total assets under normal conditions) is generally invested in U.S. Government Securities, repurchase agreements with respect thereto, and certain money market mutual funds. See "Investment Objective, Policies and Risks."

     All-Star commenced investment operations in March 1986 under the name "Growth Stock Outlook Trust, Inc." (see "History of the Fund" below). Its outstanding shares of Common Stock are listed and traded on the NYSE (symbol "ASG"). The average daily trading volume of the shares on the NYSE during the year ended December 31, 2002 was 32,941 shares. As of [ , 2003], All-Star's net assets were [$ ,] and [ ] shares of All-Star were issued and outstanding.

Information about Liberty Asset Management Company

     Liberty Asset Management Company ("LAMCO" or "Fund Manager") provides selection, evaluation and monitoring services to All-Star and is responsible for the provision of administrative services to the Fund, some of which are delegated to LAMCO's affiliate, Columbia Management Advisors, Inc. ("Columbia"). See "Management of All-Star" for the fees paid by the Fund to LAMCO and by LAMCO to the Portfolio Managers. Since the fees of LAMCO and the Portfolio Managers are based on the average weekly net assets of All-Star, LAMCO and the Portfolio Managers will benefit from the Offer. See "Management of All-Star." As of May 31, 2003 LAMCO managed over $1.1 billion in assets.

     LAMCO, organized in 1985, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (formerly known as Fleet/Liberty Holdings, Inc.), which is a direct wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a direct wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The principal executive offices of LAMCO are located at One Financial Center, Boston, Massachusetts 02111. The principal executive offices of Columbia Management Group, Inc., Fleet National Bank and FleetBoston Financial Corporation are located at 100 Federal Street, Boston, Massachusetts 02110.


Special Considerations and Risk Factors

     The following summarizes some of the matters that you should consider before subscribing for Shares of All-Star through the Offer.

Dilution.............    Shareholders  who do not fully exercise
                         their  Rights  should  expect  that they  will,  at the
                         completion  of the  Offer,  own a smaller  proportional
                         interest  in the  Fund  than  if they  exercised  their
                         Rights. As a result of the Offer, you may experience an
                         immediate  dilution of the aggregate net asset value of
                         your shares, which, under certain circumstances, may be
                         substantial. This is because the Subscription Price per
                         share  and/or the net proceeds to the Fund for each new
                         Share sold will be less than the Fund's net asset value
                         per share on the  Expiration  Date.  Although it is not
                         possible to state precisely the amount of such dilution
                         because  it is not known at this  time how many  Shares
                         will be  subscribed  for or what the net asset value or
                         market  price per share  will be on the  Pricing  Date,
                         All-Star  estimates  that such  dilution  should not be
                         substantial.  For  example,  if  All-Star's  shares are
                         trading  at a premium  from  their  net asset  value of
                         [0.25%] (the average premium for the five-month  period
                         ended  [  ,  2003]),   and   assuming  all  Rights  are
                         exercised,  the Subscription  Price would be [5%] below
                         All-Star's  net asset value per share,  resulting  in a
                         reduction  of such net  asset  value  of  approximately
                         [$0.06] per share, or less than [0.7%]. Further, if you
                         do not submit  subscription  requests  pursuant  to the
                         Over-Subscription   Privilege,   you   may   experience
                         dilution in your holdings if the Fund offers additional
                         Shares for  subscription.  The Fund may sell additional
                         Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. See
                         "Risk Factors and Special Considerations - Dilution."

Distributions..........  All-Star  currently has a policy
                         of paying distributions on its shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of its net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not related to All-Star's net investment income or net realized capital gains or losses, will be treated as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10% pay-out policy exceed All-Star's net investment income and net realized capital gains, the excess will be treated as a tax-free return of capital to each shareholder (up to the amount of the shareholder's basis in his or her shares) and thereafter as gain from the sale of shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

                         All-Star may, in the  discretion  of the Board of
                         Directors, retain  for  reinvestment,   and  not
                         distribute,  net long-term  capital  gains in excess
                         of net short-term capital losses ("net capital gain") for any year to the extent that its net investment income and net realized gains exceed the minimum
                         amount   required  to  be distributed for such year
                         under the 10% pay-out policy. Retained net capital gain will be taxed to both All-Star and the shareholders as long-term capital gains; however, each shareholder will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her shares by the difference between the amount taxed and the credit. See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan."


Closed-end fund          Shares of  closed-end  funds  frequently  trade  at
 discounts.............. a market price  that is less  than the  value of the net assets attributable to those shares. The possibility that shares of All-Star will trade at a discount from net asset value is a risk separate and distinct from the risk that All-Star's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See
                         "Share Price Data."

Anti-takeover            All-Star's Articles of Incorporation  and By-laws  have
   Provisions..........  provisions  (commonly referred to as  "anti-takeover provisions") which are intended to have the effect of
                         limiting  the ability of other  entities  or  persons
                         to  acquire   control  of All-Star,   to   cause   it
                         to   engage   in   certain transactions, or to modify
                         its structure. For instance, the affirmative vote of
                         66 2/3 percent of the shares of the Fund is required
                         to authorize All-Star's conversion from a closed-end
                         to an open-end  investment company. A
                         similar  shareholder  vote is required  to  authorize a
                         merger,  sale  of a  substantial  part  of the  assets,
                         issuance of securities for cash, or similar transaction
                         with a person  beneficially owning five percent or more
                         of  All-Star's  shares,  unless  approved by All-Star's
                         Board of  Directors  under  certain  conditions.  These
                         provisions   cannot  be   amended   without  a  similar
                         super-majority  vote. In addition,  All-Star's Board of
                         Directors is divided into three classes,  each of which
                         serves  for three  years.  The term of office of one of
                         the  classes  expires at the final  adjournment  of the
                         annual meeting of  shareholders.  See  "Description  of
                         Shares--Anti-takeover  Provisions  of the  Articles  of
                         Incorporation   and   By-laws;    Super-majority   Vote
                         Requirement for Conversion to Open-End Status."

Disposition of Shares. ..You will be free to dispose of your Shares on the NYSE or other markets on which the Shares may trade, but, because the Fund is a closed-end fund, you do not have the right to redeem your Shares.

      You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.

                                   EXPENSES

Shareholder Transaction Expenses

     These are the expenses that an investor incurs when buying shares of All-Star, whether in this Offer, in the open-market or through All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan, as amended ("Plan").

 Sales Load ............................  None(l)
Automatic Dividend Reinvestment
    and Cash Purchase Plan Fees ........  $1.25 per voluntary cash investment

(1) No sales load or commission will be payable in connection with this Offer. Purchases of shares through brokers in secondary market transactions are subject to brokers' commissions and charges.

Annual Expenses (as a percentage of net assets attributable to Common Stock)

 Management [and Administrative Fees] ............................... 1.00%
 Other Expenses.......................................................0.23%
                                                                      --------
 Total Annual Expenses .............................................. 1.23%

Example: You would pay the following expenses on an investment (at net asset value) of $1,000, assuming a 5% annual return and reinvestment of all dividends and distributions at net asset value.

              1 Year            3 Years           5 Years          10 Years
              -------           --------          --------         --------
               $13               $39               $68              $149


     These figures are intended to illustrate the effect of All-Star's expenses, but are not meant to predict its future returns and expenses, which may be higher or lower than those shown.


     The purpose of the above tables is to assist investors in understanding the various costs and expenses that an investor in All-Star will bear directly or indirectly. The numbers shown under the Annual Expenses table are projections based on All-Star's actual expenses for the year ended [December 31, 2002], and on its projected net assets assuming the Offer is fully subscribed for at an assumed Subscription Price of [$ ] per share. See "Financial Highlights" for All-Star's actual ratio of expenses to average net assets for the year ended [December 31, 2002].

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last ten fiscal years. Certain information reflects financial results from a single Fund share. The information for the fiscal years ended December 31, 1999, December 31, 2000, December 31, 2001 and December 31, 2002 has been audited by [ ], independent accountants. The information included in the Fund's financial statements for periods prior to 1999 had been audited by other independent accountants, whose report expressed an unqualified opinion on those financial statements and financial highlights. The report of [ ], together with the financial statements of the Fund, are included in the Fund's December 31, 2002 Annual Report and are incorporated by reference into the Statement of Additional Information ("SAI") (see cover page of SAI).


                                                                          For the Year Ended December 31

                                                          2002          2001         2000          1999            1998
PER SHARE OPERATING PERFORMANCE:

  Net asset value at beginning of year                   $8.31         $10.86      $13.44          $13.03         $12.89
                                                         ------        ------      ------          ------         ------


Income from Investment Operations:
          Net investment income (loss)                    (0.07)        (0.09)       (0.09)          (0.05)         (0.03)

         Net realized and unrealized gains                (2.13)        (1.50)       (1.15)           1.83           1.73
             (losses) on investments                      ------        ------       ------           ----           ----

      Total from Investment Operations                    (2.20)        (1.59)        (1.24)          1.78           1.70
                                                          ------        ------        ------          ----           ----
Less Distributions from:
         Net investment income                             ----          ----         ----          ----           ----

         Paid-in capital                                  (0.67)        (0.92)       (0.05)         ----            (0.83)

         Realized capital gains                            ----          ----        (1.22)          (1.23)         (0.52)

         In excess of realized capital gains               ----          ----        (0.07)         ----             ----
                                                           ----          ----        ------         ----             ----

          Total Distributions                             (0.67)        (0.92)       (1.34)          (1.23)         (1.35)
                                                          ------        ------       ------          ------         ------

Change due to rights offering (a)                          ----         (0.04)        ----          ----            (0.21)
Impact of shares issued in dividend reinvestment (b)       ----          ----         ----          (0.14)          ----
                                                           ----          ----         ----          ------          ----
Total Distributions, Reinvestments and Rights             (0.67)        (0.96)       (1.34)          (1.37)         (1.56)
 Offering                                                 ------        ------       ------          ------         ------

Net asset value at end of year                             $5.44        $8.31         $10.86        $13.44         $13.03
                                                           -----        -----         ------        ------         ------

Market price at end of year                                $5.05        $8.33         $9.438        $10.813        $11.438
                                                           -----        -----         ------        -------        -------


TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                                  (27.2)%      (13.7)%        (9.1)%         15.9%          15.3%

Based on market price                                     (32.6)%       (0.5)%        (1.8)%          6.2%           9.3%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)                       $112         $163           $180          $219            $199

Ratio of expenses to average net assets                    1.38%        1.41%          1.21%         1.20%           1.22%

Ratio of net investment income (loss) to average
       net  assets                                         (1.07)%      1.12%         (0.71)%      (0.37)%           (0.22)%

Portfolio turnover rate                                      25%          41%           62%          71%               33%



(a) Effect of Fund's rights offering for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value. (c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.


                                                                        For the Year Ended December 31

                                                              1997       1996      1995(e)      1994        1993
PER SHARE OPERATING PERFORMANCE:



Net asset value at beginning of year                        $11.27      $10.55       $9.95      $10.54     $10.28
                                                            ------      ------       -----      ------     ------

Income from Investment Operations:

         Net investment income (loss)                        (0.02)       0.01        0.31        0.23       0.18
         Net realized and unrealized gains                    2.88        1.86        1.05       (0.24)      0.56
            (losses) on investments                           ----        ----        ----       ------      ----

         Total from Investment Operations                     2.86        1.87        1.36       (0.01)      0.74
                                                              ----        ----        ----       ------      ----


Less Distributions from:

         Net investment income                               ----        (0.01)      (0.31)      (0.23)     (0.18)

         Paid-in capital                                     ----        ----       ----         ----      ----

         Realized capital gains                             (1.24)      (1.01)      (0.45)      (0.35)     (0.30)

         In excess of realized capital gains                 ----       ----        ----         ----      ----

Total Distributions                                         (1.24)      (1.02)      (0.76)      (0.58)     (0.48)
                                                            ------      ------      ------      ------     ------

Change due to rights offering (a)                            ----        ----       ----         ----      ----
Impact of shares issued in dividend                          ----        (0.13)     ----         ----      ----
      reinvestment (b)                                       ----        ------     ----         ----      ----

Total Distributions, Reinvestments and Rights                (1.24)      (1.15)      (0.76)      (0.58)     (0.48)
               Offering                                      ------      ------      ------      ------     ------

Net asset value at end of year                              $12.89      $11.27      $10.55       $9.95     $10.54
                                                            ------      ------      ------       -----     ------

Market price at end of year                                 $11.938      $9.250      $9.375      $8.500    $10.250
                                                            -------      ------      ------      ------    -------

=TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)


Based on net asset value                                     27.3%       18.3%       14.6%        0.5%       7.2%

Based on market price                                        43.6%        9.3%       19.3%      (11.7)%      7.2%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)                         $167        $137        $120        $113        $125

Ratio of expenses to average net assets(d)                  1.20%       1.35%       1.42%       1.51%       1.35%

Ratio of net investment income (loss) to average net
        assets(d)                                          (0.18)%      0.06%       2.87%       2.12%      1.71%

Portfolio turnover rate                                       57%         51%         82%         50%        47%



(a) Effect of Fund's rights offering for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(c) Calculated assuming all
distributions reinvested at the actual reinvestment price and all primary rights exercised.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e) Liberty Asset Management Company assumed complete management responsibilities of the Fund in November 1995.

                                SHARE PRICE DATA

     Trading in All-Star's shares on the NYSE commenced on March 14, 1986. For the two years ended December 31, 2001 and 2002 and the quarters ended March 31, 2003 and June 30, 2003, the high and low sales prices for All-Star's shares, as reported in the consolidated transaction reporting system, and the highest discount from or premium to net asset value per share and the net asset value on the day or days when the shares traded at such high and low sales prices, were as follows:




                                                                 (Discount                                      (Discount
                                                                 from) or                                       from)  or
                                                                 Premium to                                     Premium to
                                   High Sales     Net Asset      Net Asset       Low Sales      Net Asset       Net Asset
2001                               Price          Value          Value           Price          Value           Value
----                               -----          -----          -----           -----          -----           -----

1st Quarter..............          $10.910      $10.90             0.1%          $8.00          $8.34           -4.1%

2nd Quarter..............          $10.28        $9.83             1.9%          $7.95          $7.62            5.1%

3rd Quarter..............          $9.90         $8.95            10.6%          $6.00          $6.30           -4.8%

4th Quarter..............          $8.70         $8.29             5.0%          $6.60          $6.66            -0.9%


2002
1st Quarter..............          $8.78         $8.22             6.8%          $7.57          $7.54             0.4%

2nd Quarter..............          $8.60         $8.07             6.6%          $6.18          $6.23            -0.8%

3rd Quarter..............          $6.60         $6.11             8.0%          $4.50          $5.46           -17.6%

4th Quarter..............          $5.85         $5.93            -1.4%          $4.38          $4.90           -10.6%

2003
1st Quarter..............          $5.59         $5.70            -1.4%          $4.61          $4.84            -4.8%
2nd Quarter..............          $             $                    %          $              $                    %



     All-Star's shares have frequently traded at a discount from their net asset value. Certain features of and steps taken by All-Star may have tended to reduce the discount from net asset value at which its Shares might otherwise have traded, although All-Star is not able to determine what effect, if any, these various features and steps may have had. All-Star's current 10% distribution policy (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan-10% Distribution Policy" below), begun in February, 1997, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as the Fund's investment performance and increased attention directed to All-Star by securities analysts and market letters.

     The net asset value of a share of All-Star on [ , 2003] was [$ ]. The last reported sale price of an All-Star share on that day was [$ ], representing a premium to net asset value of [ %].

                             INVESTMENT PERFORMANCE

     The table below shows two measures of All-Star's return to investors for the one, three and five year periods ended [ , 2003] and from April 1, 1996 to [ , 2003], the calendar quarter beginning April 1, 1996 being the first full calendar quarter during all of which the Fund was fully invested in accordance with LAMCO's multi-management methodology (see "History of the Fund" below). No. 1 ("All-Star NAV") shows All-Star's investment performance based on a valuation of its shares at net asset value ("NAV"). No. 2 ("All-Star Price") shows All-Star's investment performance based on the market price of All-Star's shares. Both measures assume reinvestment of all of the Fund's dividends and distributions in additional shares pursuant to All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan" below) and full exercise of primary subscription rights in All-Star's 1998 and 2001 rights offerings.

     The Lipper Multi-Cap Growth Fund Average has been included so that the Fund's results may be compared with an unweighted average of the total return of open-end mutual funds classified as multi-cap growth funds (i.e., mutual funds having investment objectives and policies comparable to All-Star) published by Lipper Inc. The record of the NASDAQ Composite Index has also been included so that All-Star's results may be compared with those of an unmanaged group of securities widely regarded by investors as representative of growth stocks in general. The NASDAQ Composite Index is a broad based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks, and the Lipper Multi-Cap Growth Fund Average information reflects the total return of the mutual funds included in the average, in each case assuming reinvestment of dividends and distributions.

                                          No. 1                    No. 2              Lipper Multi-Cap              NASDAQ
                                       All-Star NAV           All-Star Price         Growth Fund Average       Composite Index
                                      ---------------         ---------------        --------------------      ----------------


1 Year                                    -8.0%                   -12.7%                    -8.5%                   -1.2%
3 Years                                   -13.8%                   -6.5%                   -19.05%                  -22.3%
5 Years                                   -4.7%                    -3.2%                    -1.5%                   -2.2%
Since April 1, 1996                        3.2%                    5.7%                     4.3%                     5.3%


The return shown is the average annual return for the period indicated to May 31,2003.

     The above results represent All-Star's past performance and are not intended as a prediction of its future performance. The investment return, net asset value and market value of All-Star's Shares will fluctuate, so that such shares when sold may be worth more or less than their original cost.

                                    THE OFFER

Terms of the Offer

     All-Star is issuing to Record Date Shareholders nontransferable Rights to subscribe for the Shares, $.10 par value per Share, of the Fund's Common Stock. Each such shareholder is being issued one Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire on Primary Subscription at the Subscription Price one Share for each eight Rights held. No Rights will be issued for fractional shares. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of eight. Rights may be exercised at any time during the Subscription Period, which commences on [ , 2003] and ends at 5:00 p.m., New York City time, on [ , 2003], the Expiration Date.

     In addition, any shareholder who fully exercises all Rights initially issued to him or her in the Primary Subscription (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription. For purposes of determining the number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record on the Record Date by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. If enough Shares are available, all shareholder requests to buy Shares that were not bought by other Rights holders will be honored in full. If the requests for Shares exceed the Shares available, the Fund may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. The Fund may sell additional Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not the Fund determines to issue additional Shares to honor all over-subscriptions, available Shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by the Fund Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued, shareholders who receive, or who are left with, fewer than eight Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional Shares.

     The Rights will be evidenced by Subscription Certificates which will be mailed to Record Date Shareholders. Rights may be exercised by completing a Subscription Certificate and delivering it, together with payment by means of
(i) a check or money order, or (ii) a Notice of Guaranteed Delivery, to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and the Shares paid for is set forth below under "Method of Exercise of Rights" and "Payment for Shares."

Purpose of the Offer

     The Board of Directors of All-Star has determined that (i) it would be in the best interests of All-Star and its shareholders to increase the assets of All-Star available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise, and (ii) the potential benefits of the Offer to All-Star and its shareholders will outweigh the dilution to shareholders who do not fully exercise their Rights. The proceeds of the Offer will enable All-Star's Portfolio Managers to take advantage of perceived investment opportunities without having to sell existing portfolio holdings which they otherwise would retain. The Offer seeks to reward investors by giving existing shareholders the opportunity to purchase additional Shares at a price below market and/or net asset value and without brokerage commissions. In addition, the Offer will enhance the likelihood that All-Star will continue to have sufficient assets remaining after the distributions called for by its current 10% distribution policy to permit the Fund to maintain the current ratio of its fixed expenses to its net assets.

     All-Star's Fund Manager and Portfolio Managers will benefit from the Offer because their fees are based on the average weekly net assets of All-Star. See "Management of All-Star." It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value. One of All-Star's Directors who voted to authorize the Offer is an "interested person," within the meaning of the 1940 Act, of LAMCO, and therefore could benefit indirectly from the Offer. The other four Directors are not "interested persons" of All-Star or LAMCO.

     All-Star may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the 1940 Act. In 1998, All-Star completed a rights offering to shareholders of 1,314,122 additional shares at a subscription price of $12.41 per share, for proceeds to the Fund of $16,222,143 after expenses. This rights offering was oversubscribed. In 2001, All-Star completed a rights offering to shareholders of 2,117, 781 additional shares at a subscription price of $6.64 per share, for proceeds to the Fund of $13,908,810 after expenses. This rights offering was oversubscribed. Under the laws of Maryland, the state in which the Fund is incorporated, the Board of Directors is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission ("SEC") has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the fund's board of directors that such offering would result in a net benefit to existing shareholders.

Over-Subscription Privilege

     If all of the Rights initially issued in the Primary Subscription are not exercised, any Shares for which Subscriptions have not been received ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all over-subscriptions will be honored in full. If sufficient Excess Shares are not available to honor all over-subscriptions, the Fund may issue up to an additional 25% of the Shares available pursuant to the Primary Subscription, to satisfy over-subscription requests. The Fund may sell additional Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not the Fund determines to issue additional Shares to honor all over-subscriptions, available Excess Shares will be allocated (subject to elimination of fractional shares) among those who over-subscribe based on the number of Rights originally issued to them by the Fund.

     The method by which Excess Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Excess Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Excess Shares are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-

Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

             Holder's Record Date Position
             ------------------------------
             Total Record Date Position             Excess Shares
             of all Oversubscribers         x       Remaining

     The allocation process with regard to Over-Subscriptions may involve a similar allocation process as to Excess Shares. The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

     The Subscription Price for the Shares to be issued pursuant to the Rights will be 95% of the lower of (i) the last reported sale price of a share of All-Star on the NYSE on the Pricing Date, or (ii) the net asset value of a share of All-Star on the Pricing Date.

     All-Star announced the terms of the Offer before the opening of trading on the NYSE on June 18, 2003 The net asset value per Share of All-Star at the close of business on June 17, 2003 and on [ , 2003] was [$ ] and [$ ], respectively, and the last reported sale price of a Share on the NYSE on those dates was [$ ] and [$ ], respectively, representing a 1.9% and a [ ]% premium, respectively, in relation to the net asset value per Share at the close of business on these dates.

Expiration of the Offer

     The Offer will expire at 5:00 p.m., New York City time, on [ , 2003]. Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended. Since the Expiration Date is prior to the Pricing Date, shareholders who decide to acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, what the Purchase Price for such Shares will be.

     Any extension, termination, or amendment of the Offer will be followed as promptly as practicable by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

     The Subscription Agent is EquiServe Trust Company, N.A., P.O. Box 859208, Braintree, MA 02185. EquiServe Trust Company N.A. is also the Fund's dividend paying agent, transfer agent and registrar. The Subscription Agent will receive from All-Star a fee estimated to be no more than [$ ] and reimbursement for its out-of-pocket expenses related to the Offer.

Information Agent

     Any questions or requests for assistance regarding the Offer may be directed to the Information Agent at its telephone number and address listed below:

          The Altman Group, Inc.
          1275 Valley Brook Avenue
          Lyndhurst, NJ 07071

          Call Toll Free (800) 467-4954

The Information Agent will receive a fee from All-Star estimated at approximately $4,500 and reimbursement for its out-of-pocket expenses related to the Offer.

Method of Exercise of Rights

     Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker through a Notice of Guaranteed Delivery, who may charge such Rights holder a servicing fee in connection with such exercise. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than eight Rights will not be able to exercise such Rights.

     Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at one of the addresses set forth below.

The Subscription Certificate and payment should be sent to EQUISERVE TRUST COMPANY, N.A. by one of the following methods:

Subscription Certificate
Delivery Method                               Address
---------------                               -------

if By Mail:                                   EquiServe
                                              Att: Corporate Actions
                                              P.O. Box 859208
                                              Braintree, MA 02185-9208

If By Hand:                                   Securities Transfer and Reporting
                                                Services, Inc.
                                              c/o EquiServe
                                              100 Williams St. Galleria
                                              New York, NY  10038

If By Overnight Courier or                    EquiServe
Express Mail:                                 Attn: Corporate Actions
                                              61 Bay State Road
                                              Braintree, MA 02184

By Broker-Dealer or                           Shareholders whose Shares are
other Nominee:                                held in a brokerage, bank or trust
(Notice of Guaranteed                         account may contact their broker
Delivery)                                     or other nominee and instruct
                                              them to submit a Notice of
                                              Guaranteed Delivery and payment
                                              on their behalf.

Delivery by any method or to any address not listed above will not constitute good delivery.

     All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by All-Star, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. All-Star reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. All-Star also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time, if any, as the Fund shall determine unless waived. Neither All-Star nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

Payment for Shares

     Holders of Rights who subscribe for Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

     (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent shall have received a Notice of Guaranteed Delivery, by facsimile or otherwise, from a bank or trust company or a NYSE or National Association of Securities Dealers member firm, guaranteeing delivery of (a) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and
(b) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate and full payment for the Shares is not received by the Subscription Agent by [ , 2003]. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number
(781) 380-3388; telephone number to confirm receipt (781) 843-1833).

     (2) Alternatively, a holder of Rights can, together with the Subscription Certificate, send payment for the Shares acquired on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on an estimated purchase price of [$ ] per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will not accept cash as a means of payment for Shares. A payment pursuant to this method must be in United States dollars by money order or certified or cashier's check drawn on a bank located in the continental United States, must be payable to the Liberty All-Star Growth Fund, Inc., and must accompany an executed Subscription Certificate to be accepted.

     Within ten business days following the Expiration Date (the "Confirmation Date" ), a confirmation will be sent by the Subscription Agent to each shareholder exercising his or her Rights (or, if the All-Star shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such shareholder to All-Star or any excess to be refunded by All-Star to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on [ , 2003], and any excess payment to be refunded by All-Star to such shareholder will be mailed by the Subscription Agent with the confirmation. All payments by a shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and be payable to Liberty All-Star Growth Fund, Inc. All payments will be held by the Subscription Agent pending completion of the processing of the subscription, and will then be paid to All-Star. Any interest earned on such amounts will accrue to All-Star and none will be paid to the subscriber.

     Whichever of the above two methods of payment is used, issuance and delivery of the Shares subscribed for are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

     Rights holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent.

     If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, All-Star reserves the right to take any or all of the following actions: (i) reallocate such subscribed and unpaid for Shares to shareholders exercising the Over-Subscription Privilege [who did not receive the full Over-Subscription requested]; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares to enforce the relevant guaranty of payment or monetary damages.

     All-Star shareholders whose shares are held by a broker-dealer, bank, trust company or other nominee should contact the nominee to exercise their Rights and request the nominee to exercise their Rights in accordance with their instructions.

     Brokers, banks, trust companies, depositories and other nominees who hold All-Star Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the record holder of such Right should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment.

     The instructions contained on the Subscription Certificate should be read carefully and followed in detail. Do Not Send Subscription Certificates to All-Star. (They should be sent to EquiServe Trust Company, N.A. as indicated above).

     The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date.

Delivery of Stock Certificates

     Participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan who exercise the Rights issued on the shares held in their accounts in the Plan will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other shareholders, stock certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed, together with the confirmation and refund of the amount, if any, paid in excess of the final Subscription Price, on or about [ , 2003]. If the shareholder's confirmation shows that an additional amount is payable due to the final Subscription Price exceeding the estimated Subscription Price, the stock certificates will be mailed on or about [ , 2003], provided that such additional amount has been paid and payment for the Shares subscribed for has cleared, which clearance may take up to five days from the date of receipt of the payment. If such payment does not clear within five business days from the date of receipt, All-Star may exercise its rights in the event of nonpayment under "Payment for Shares" above.

      Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

Federal Income Tax Consequences

     The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse or exercise of Rights. The discussion is based on applicable provisions of the Internal Revenue Code of 1986, as amended ("Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect, all of which are subject to change, possibly with a retroactive effect. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, employee benefit plans, dealers in securities, foreign corporations and persons who are not U.S. citizens or residents), and does not address any state, local or foreign tax consequences.

     For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to them, and they will realize no loss with respect to any Rights that expire without being exercised. All-Star will realize no gain or loss on the issuance, exercise or expiration of the Rights.

     A Record Date Shareholder's holding period for a Share acquired on exercise of Rights will begin with the date of exercise, and the shareholder's basis for determining gain or loss on the sale of that Share will equal the sum of the shareholder's basis in the exercised Rights, if any, plus the Subscription Price for the Share. A Record Date Shareholder's basis in exercised Rights will be zero unless either (1) the Rights' fair market value on the date of distribution is 15% or more of the fair market value on that date of the Shares with respect to which the Rights were distributed or (2) the shareholder elects, on his, her or its federal income tax return for the taxable year in which the Rights are received, to allocate part of the basis of those Shares to the Rights. If either clause (1) or (2) applies, then if the Rights are exercised, the shareholder will allocate his, her or its basis in the Shares with respect to which the Rights were distributed between those Shares and the Rights in proportion to their respective fair market values on the distribution date. A Record Date Shareholder's gain or loss recognized on sale of a Share acquired on the exercise of Rights will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss, taxable at a maximum rate of 15% in the case of a noncorporate shareholder, if the shareholder then held the Share for more than one year.

Employee Benefit Plan Considerations

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including separate profit sharing/retirement and savings plans, and plans for self-employed individuals and their employees) and individual retirement accounts ("IRAs) (collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights may, when taken together with contributions previously made, be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under section 401(a) of the Code, additional cash contributions could cause violations of the maximum contribution limitations of section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

         Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Right, they become subject to tax on unrelated business taxable income under
Section 511 of the Code. If any portion of an IRA is used as security for a loan, that portion will be treated as a distribution to the IRA owner.

         ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these requirements and rules and the penalties for non-compliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

Dilution

     If you do not exercise all of your Rights during the Subscription Period, when the Offering is over you will own a relatively smaller percentage of the Fund if you had exercised all of your Rights. The Fund cannot tell you precisely how much smaller the percentage of the Fund that you would own will be because the Fund does not know how many of the Fund's Record Date Shareholders will exercise their Rights and how many of their Rights they will exercise. Further, if you do not submit subscription requests pursuant to the Over-Subscription Privilege, you may experience dilution in your holdings if the Fund offers additional Shares for subscription. The Fund may sell additional Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares.

         Shareholders will experience an immediate dilution of the aggregate NAV of Shares as a result of the completion of the Offer because (i) the Subscription Price per Share will be less than the Fund's NAV per Share on the Expiration Date, (ii) the Fund will incur expenses in connection with the Offer, and (iii) the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. This dilution also will affect Record Date Shareholders to a greater extent if they do not exercise their Rights in full. It is not possible to state precisely the amount of any decreases in either NAV or in ownership interests, because it is not known at this time what the NAV per Share will be at the Expiration Date or what proportion of the Shares will be subscribed. Finally, there may be a dilution of earnings per Share due to the increase in the number of Shares outstanding, but only to the extent that investments of the proceeds of the Offer do not achieve the same return as current investments held by the Fund. To the extent such investments achieve a better return than current investments, earnings per Share will experience appreciation.

         The following example assumes that all of the Shares are sold at the Estimated Subscription Price of [$ ] and after deducting all expenses related to the issuance of the Shares.

                                       NAV per Share on          Dilution                   Percentage
                                      [         , 2003]      per Share in Dollars           Dilution
                                      -----------------      ---------------------          -----------



Primary Subscription
or [         ] Shares                  $                       $                            %


Market Value and Net Asset Value

         The shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Since the commencement of the Fund's operations, the Fund's Shares have generally traded in the market at a discount to net asset value. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced if you wish to sell your shares in a relatively short period of time. If you do so, realization of a gain or loss on your investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's Shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their Shares in the Fund on any exchange where such Shares are then trading at current market value, which may differ from the then current net asset value. Moreover, Shareholders expecting to sell their Shares during the course of the Offer should be aware that there is a greater risk that the potential discount referred to above, which may increase during the Offer, will adversely affect them. This increased risk is because, among other things, the market price per Share may reflect the anticipated dilution that will result from this Offer. The Fund cannot predict whether the Shares will trade at a discount or premium to NAV after completion of the Offer.

Possible Suspension of the Offer

     All-Star has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if subsequent to [ , 2003], the effective date of the Fund's Registration Statement, All-Star's net asset value declines more than 10% from its net asset value as of [ , 2003]. All-Star will notify shareholders of any such decline and suspension and thereby permit them to cancel their exercise of Rights.

                                 USE OF PROCEEDS

     The net proceeds of the Offer, assuming that all Shares offered hereby are sold at an assumed Subscription Price of [$ ] per share, are estimated to be approximately [$ ], after deducting expenses related to the Offer payable by All-Star estimated at [$160,000]. If the Fund in its sole discretion increases the number of Shares subject to the Offer by 25% in order to satisfy over-subscriptions, net proceeds will be approximately [$ ]. Such net proceeds will be invested by All-Star's Portfolio Managers in portfolio securities in accordance with All-Star's investment objective and policies. It is anticipated that investment of such net proceeds under normal market conditions will take place during a period of approximately 30 days from their receipt by All-Star, and would in any event be completed within three months. Pending such investment, the net proceeds will be invested in Short-Term Money Market Instruments (as defined under "Investment Objective and Policies" below).

                               HISTORY OF THE FUND

     The Fund was incorporated as a Maryland corporation on December 16, 1985 and commenced investment operations on March 14, 1986 as a closed-end management investment company under the name "Growth Stock Outlook Trust, Inc." and under the management of Growth Stock Outlook, Inc. ("GSO"), a corporation owned by Mr. Charles Allmon and his wife. In May, 1990, the Fund's original investment objective of long-term capital appreciation (with income being a consideration in the selection of investments but not an investment objective) was changed to long-term capital appreciation as a primary objective and current income as a secondary objective, in each case with an emphasis on the preservation of capital, and in May, 1991 the Fund's name was changed to "The Charles Allmon Trust, Inc." During GSO's management of the Fund, a substantial portion of the Fund's portfolio was invested in U.S. Government Securities and other short-term cash equivalents.

     Pursuant to an Asset Acquisition and Fund Transition Agreement among LAMCO, GSO and Mr. Allmon, on May 27, 1994, the Fund entered into a Fund Management Agreement with LAMCO pursuant to which LAMCO provided the multi-manager services described under "The Multi-Manager Concept" below with respect to an initial amount equal to 20% of the Fund's total assets, with GSO continuing to manage the remaining 80%. LAMCO also assumed administrative responsibility for the Fund. On November 6, 1995, LAMCO assumed investment management responsibility for 100% of the Fund's assets, the Fund's name was changed to "Liberty All-Star Growth Fund, Inc.," the Fund's investment objective was returned to the original objective of long-term capital appreciation, and the Fund's Board of Directors was reconstituted. The approximately 79% of the Fund's assets then being managed by GSO, over 80% of which had been invested in U.S. Treasury bills and other short-term cash equivalents, was assigned in substantially equal portions to the Fund's then three Portfolio Managers under LAMCO's supervision and within three months was substantially fully invested in equity securities in accordance with each Portfolio Manager's respective investment style.

                            THE MULTI-MANAGER CONCEPT

     All-Star allocates its portfolio assets on an approximately equal basis among a number of Portfolio Managers, currently three in number, recommended by LAMCO, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In the opinion of LAMCO, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

     (i) most equity investment management-firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

     (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

     (iii) by allocating All-Star's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long-term than if a single style was employed throughout the entire period;

     (iv) consistent performance at a given annual rate of return over time produces a higher rate of return for the long-term than more volatile performance having the same average annual rate of return.

     LAMCO, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of numerous professional investment management firms, has selected for appointment by All-Star a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to All-Star's investment objective.

     LAMCO continuously monitors the performance and investment styles of All-Star's Portfolio Managers and from time to time recommends changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by All-Star's Portfolio Managers. Since LAMCO's assumption of management responsibilities for the Fund in May, 1994 (see "History of the Fund"), All-Star has had [four] Portfolio Manager changes.

     All-Star Portfolio Manager changes, as well as the periodic rebalancings of its portfolio among the Portfolio Managers and the need to raise cash for All-Star's quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case (see "Financial Highlights" above). Increased portfolio turnover would cause increased brokerage commission costs to All-Star, and may result in greater realization of capital gains, which are taxable to shareholders.

     Under the terms of an exemptive order issued to All-Star and LAMCO by the Securities and Exchange Commission, a portfolio management agreement with a new or additional Portfolio Manager may be entered into in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, All-Star's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at All-Star's next regularly scheduled annual shareholder meeting (normally held in April) following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced to the press following Board of Directors action and will be included in the next report to shareholders.

     All-Star's current Portfolio Managers are:

         William Blair & Company, L.L.C.
         TCW Investment Management Company
         M.A. Weatherbie & Co., Inc.

     See Appendix A for information about these Portfolio Managers, including the employees primarily responsible for the day-to-day management of the portion of All-Star's portfolio allocated to each.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     All-Star's investment objective is to seek long-term capital appreciation. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.

     All-Star invests primarily (at least 65% under normal market conditions) in equity securities, including securities convertible into or exchangeable for equity securities.

     Although under normal market conditions All-Star will remain substantially fully invested in equity securities, up to 35% of the value of All-Star's total assets may generally be invested in obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund's total assets, money market mutual funds that invest primarily in U.S. Government Securities. All-Star may temporarily invest without limit in U.S. Government Securities, repurchase agreements and money market mutual funds for defensive purposes when LAMCO or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

     All-Star's investment objective of long-term capital appreciation, as well as certain of its investment restrictions referred to under "Reducing Risk" below and in the Statement of Additional Information, are fundamental and may not be changed without a majority vote of All-Star's outstanding shares. Under the 1940 Act, a "majority vote" means the vote of the lesser of (a) 67% of the shares of All-Star represented at a meeting at which the holders of more than 50% of the outstanding shares of All-Star are present or represented, or (b) more than 50% of the outstanding shares of All-Star. Non-fundamental policies may be changed by vote of the Board of Directors.

Repurchase Agreements

     All-Star may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities to All-Star and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. All-Star requires the seller of the securities to maintain on deposit with All-Star's custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, All-Star could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 35% of All-Star's total assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

Foreign Securities

     All-Star may invest up to 25% percent of its net assets in foreign securities, provided that it will not purchase the securities of a foreign issuer if, as a result, more than 50% of the Fund's investments in equity securities would consist of securities of foreign issuers. All-Star presently does not intend to invest 10% or more of its assets in foreign securities. Investment in foreign securities involves considerations and risks not typically associated with investing in securities of domestic companies. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

Risks

     As an investment company that holds common stocks, All-Star's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. All-Star may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. In addition, All-Star's portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general. Risks are inherent in investments in equities, and Fund shareholders should be able to tolerate significant fluctuations in the value of their investment in All-Star. All-Star is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

     In addition to the foregoing investment risks, shares of closed-end investment companies such as All-Star are not redeemable and frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that

All-Star's net asset value may decline. See "Share Price Data" for information about the market price and net asset value of All-Star's shares since January 1, 2001.

Reducing Investment Risk

     As a matter of fundamental policy, All-Star will not (i), as to 75% of its total assets, purchase the securities (other than U.S. Government Securities) of any one issuer if after such purchase more than 5% of its assets would be invested in the securities of that issuer, (ii) purchase more than 10% of the outstanding voting securities of such issuer, (iii) invest 25% more of its total assets in the securities of issuers in the same industry, or (iv) invest more than 10% of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale (including unregistered securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933). See "Investment Restrictions" in the Statement of Additional Information.


                             MANAGEMENT OF ALL-STAR

     The management of All-Star's business and affairs is the responsibility of its Board of Directors.

     All-Star has a Fund Management Agreement with LAMCO pursuant to which LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services ("investment management services") described above under "The Multi-Manager Concept." No single individual at LAMCO is responsible for LAMCO's decisions with respect to the retention or replacement of the Portfolio Managers.

     LAMCO is also responsible for the provision of administrative services to All-Star, including the provision of office space, shareholder and broker-dealer communications, compensation of officers of All-Star who are also officers or employees of LAMCO or its affiliates, and the supervision of transfer agency, dividend disbursing, custodial and other services provided to All-Star. Certain of LAMCO's administrative responsibilities have been delegated to Columbia.

     LAMCO, organized in 1985, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (formerly known as Fleet/Liberty Holdings, Inc.), which is a direct wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a direct wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The principal executive offices of LAMCO are located at One Financial Center, Boston, Massachusetts 02111. The principal executive offices of Columbia Management Group, Inc., Fleet National Bank and FleetBoston Financial Corporation are located at 100 Federal Street, Boston, Massachusetts 02110.

     Under All-Star's Portfolio Management Agreements with each of its Portfolio Managers and LAMCO, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of All-Star's portfolio transactions) with respect to the portion of All-Star's assets allocated to it by LAMCO from time to time, subject to All-Star's investment objective and policies, to the supervision and control of the Directors, and to instructions from LAMCO. As described under the section entitled "The Multi-Manager Concept", LAMCO from time to time reallocates All-Star's portfolio assets in order to maintain an approximately equal allocation among the Portfolio Managers and to preserve an approximately equal weighting among the different investment styles practiced by the Portfolio Managers. Although the Portfolio Managers' activities are subject to general oversight by LAMCO and the Directors and officers of All-Star, neither LAMCO nor such Directors and officers evaluate the investment merits of the Portfolio Managers' selections of individual securities. See Appendix A for a description of the Portfolio Managers.

     Although All-Star does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, All-Star's Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted under Rule 17e-1 under the 1940 Act.

     Under All-Star's Fund Management Agreement with LAMCO and its Portfolio Management Agreements with the Portfolio Managers, All-Star pays LAMCO a fund management fee and an administrative fee, and LAMCO in turn pays the fees of the Portfolio Managers from the fund management fees paid to it. The annual fees that are paid under the current agreements are shown below (fees are payable monthly based on the indicated percentage of the Fund's average weekly net assets during the prior month).


                                       Fund Management
                                       Fee Paid to LAMCO
                                       and Portfolio Management
 Average weekly                        Fee Paid to                                   Administrative
 Net Asset Value                       Portfolio Managers                            Fee Paid to LAMCO     Total Fees
----------------                       ------------------                            -----------------     ----------

[First $300 million]                   0.80% (0.40% to Portfolio Managers)           0.20%                 1.00%
[Over $300 million]                    0.72% (0.36% to Portfolio Managers)           0.18%                 0 90%


     Columbia provides pricing and bookkeeping services to All-Star for an annual fee of [$ ] per year plus a fee based on the Fund's average net assets for any month that such assets are over [$ ] million. The fee shall be calculated as follows: [$ ] divided by the sum of the Fund's average monthly net assets plus the average monthly net assets of Liberty All-Star Growth Fund, Inc. The Fund also reimburses Columbia for its out-of-pocket expenses, including fees payable to third parties for pricing services.

Custodian and Transfer Agent

     State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is All-Star's custodian. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, is the transfer and dividend disbursing agent and registrar for All-Star.

Expenses of the Fund

     LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services and assumes responsibility for the administrative services described above, pays the compensation of and furnishes office space for the officers of All-Star who are affiliated with LAMCO, and pays the management fees of the Portfolio Managers. All-Star pays all its expenses, other than those expressly assumed by LAMCO. The expenses payable by All-Star include: management and administrative fees payable to LAMCO; pricing and bookkeeping fees payable to Columbia; fees and expenses of independent auditors; fees for transfer agent and registrar, dividend disbursing, custodian and portfolio recordkeeping services; expenses in connection with the Automatic Dividend Reinvestment and Cash Purchase Plan; expenses in connection with obtaining quotations for calculating the value of All-Star's net assets; taxes (if any) and the preparation of All-Star's tax returns; brokerage fees and commissions; interest; costs of director and shareholder meetings (including expenses of printing and mailing proxy material therefor); expenses of printing and mailing reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of All-Star's existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of shares; fees and expenses of Directors who are not directors, officers, employees or stockholders of LAMCO or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

                              DESCRIPTION OF SHARES

General

     All-Star's authorized capitalization consists of [ ] Shares of Common Stock, par value $[ ] per share, of which [ ] shares were issued and outstanding on the date of this Prospectus. The currently outstanding shares are, and the Shares offered hereby when issued and paid for pursuant to the terms of the Offer will be, fully paid and non-assessable. Shareholders would be entitled to share pro rata in the net assets of All-Star available for distribution to shareholders upon liquidation of All-Star.

     Shareholders are entitled to one vote for each share held. All-Star's shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of All-Star voting for the election of Directors can elect all the Directors standing for election, and, in such event, the holders of the remaining shares will not be able to elect any of such Directors.

Repurchase of Shares

     All-Star is a closed-end investment company and as such its shareholders do not have the right to cause All-Star to redeem their All-Star shares. All-Star, however, is authorized to repurchase its shares on the open market when its shares are trading at a discount from their net asset value. All-Star has no current plans to repurchase its shares.

Anti-takeover   Provisions  of  the  Articles  of  Incorporation   and  By-Laws;
Super-majority Vote Requirement for Conversion to Open-End Status

     All-Star's Articles of Incorporation and By-laws contain provisions (commonly referred to as "antitakeover" provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. The Board of Directors is divided into three classes, each having a term of three years. On the date of the annual meeting of shareholders in each year the term of one class expires. This provision could delay for up to two years the replacement of a majority of the Board of Directors. In addition, the affirmative vote of the holders of 66 2/3% of the Shares of the Fund will be required generally to authorize any of the following transactions:

(i)    All-Star's merger or consolidation with or into any other corporation;

(ii) the issuance of any securities of All-Star to any person or entity for cash;

(iii) the sale, lease or exchange of all or any substantial part of All-Star's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

(iv) the sale, lease or exchange to All-Star, in exchange for securities of All-Star, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of five percent or more of the outstanding shares of All-Star. Such 66 2/3% vote will not be required with respect to the transactions listed in (i) through (iv) above where the Board of Directors under certain conditions approves the transaction. However, depending upon the transaction, a different shareholder vote may nevertheless be required under Maryland law.

     The affirmative vote of the holders of 66 2/3% percent of the outstanding shares will be required to authorize All-Star's conversion from a closed-end to an open-end investment company.

     The foregoing super-majority vote requirements may not be amended except with a similar supermajority vote of the shareholders.

     These provisions will make more difficult a change in All-Star's structure or management or consummation of the foregoing transactions without the Directors' approval. The anti-takeover provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of All-Star in a tender offer or similar transaction. However, the Board of Directors continues to believe that the anti-takeover provisions are in the best interests of All-Star and its shareholders because they provide the advantage of potentially requiring persons seeking control of All-Star to negotiate with its management regarding the price to be paid and facilitating the continuity of All-Star's management and its continuing application of the multi-manager concept.

     The Board also believes that the super-majority vote requirement for conversion to an open-end investment company is in the best interest of All-Star and its shareholders because it will allow All-Star to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then current relationship of the market price of All-Star's shares to their net asset value, the Board determines to recommend to shareholders All-Star's conversion to an open-end investment company.

                        DISTRIBUTIONS; AUTOMATIC DIVIDEND
                       REINVESTMENT AND CASH PURCHASE PLAN

10% Distribution Policy

     All-Star's current distribution policy, approved in February, 1997, is to pay distributions on its Shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of its net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not related to All-Star's net investment income or net realized capital gains or losses, will be treated as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10% pay-out policy exceed All-Star's net investment income and net realized capital gains, the excess will be treated as a tax-free return of capital to each shareholder (up to the amount of the shareholder's basis in his or her shares) and thereafter as gain from the sale of shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

     To the extent All-Star's 10% payout policy results in distributions in excess of its net investment income and net realized capital gains, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case without the 10% payout policy. In addition, in order to make distributions under the 10% payout policy, All-Star may have to sell portfolio securities at times when the particular investment styles of its Portfolio Managers would dictate not doing so.

      All-Star may, in the discretion of the Board of Directors, retain for reinvestment, and not distribute, net capital gain for any year to the extent that its net investment income and net realized gains exceed the minimum amount required to be distributed for such year under the 10% pay-out policy. Retained net capital gain will be taxed to both All-Star and the shareholders as long-term capital gains; however, each shareholder will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her shares by the difference between the amount taxed and the credit.

     All-Star intends to pay all or a substantial portion of its distributions in each year in the form of newly issued Shares (plus cash in lieu of any fractional Shares that would otherwise be issuable) to all shareholders, except as otherwise noted below.

     The number of shares to be issued to a shareholder in payment of a distribution declared payable in shares will be determined by dividing the total dollar amount of the distribution by the lower of the market value or the net asset value per share on the valuation date for the distribution (but not at a discount of more than 5% from the market value). Market value per share for this purpose will be the last sales price on the NYSE on the valuation date or, if there are no sales on that day, the mean between the closing bid and closing asked quotations for that date.

Automatic Dividend Reinvestment and Cash Purchase Plan

     Each shareholder of the Fund will automatically be a participant in the Plan, unless the shareholder specifically elects otherwise by writing or calling the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010 (1-800-542-3863)]. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not want to participate in the Plan. Shareholders who want to receive their distributions in cash should elect not to participate in the Plan and will be required to elect to receive in cash each distribution declared payable in Shares or cash.

     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of the market value or the net asset value per share on the valuation date for the distribution (but not a discount of more than 5% from the market value). Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional Shares purchased by the Plan Agent on the open market, on the NYSE or elsewhere at prevailing market prices (if the Fund's shares are trading at a discount to their net asset value) or in newly issued shares (if the Fund's shares are trading at or above their net asset value). Dividends and distributions are subject to taxation, whether received in cash or in shares (see "Tax Status" below).

     Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in All-Star Shares purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than ten business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     In the case of banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participant in the Plan.

     There is no charge to participants for reinvesting distributions payable in either Shares or cash. The Plan Agent's fees for handling the reinvestment of such distributions are paid by All-Star. There are no brokerage charges with respect to shares issued directly by All-Star as a result of distributions payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and other distributions will not relieve plan participants of any income tax that may be payable thereon. See "Tax Status" below.

     A participant may elect to withdraw from the Plan at any time by notifying the Plan Agent in writing. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. A withdrawal will be effective only for subsequent distributions with a record date at least ten days after the notice of withdrawal is received by the Plan Agent.

     Experience under the Plan may indicate that changes are desirable. Accordingly, All-Star reserves the right to amend or terminate the Plan.

                                   TAX STATUS

     The following discussion briefly summarizes the general rules applicable to taxation of All-Star and its shareholders. Shareholders are urged to consult with their own tax advisers concerning the tax consequences of their continued investment in All-Star and of their receipt and exercise of the Rights.

     All-Star has elected to be, and intends to continue to qualify each year for federal income tax treatment as a regulated investment company under the Code. As a result, it is expected that All-Star will be relieved of federal income tax on its net investment income and net realized capital gains to the extent it distributes them to its shareholders. (See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy" regarding

All-Star's authority to retain and pay taxes on, and not distribute, net capital gain). All-Star also expects to make sufficient annual distributions to avoid being subject to a nondeductible 4% federal excise tax imposed on regulated investment companies. If All-Star fails to qualify as a regulated investment company in any year, it would incur federal corporate income tax on its taxable income and its distributions would be taxable as ordinary dividend income to the shareholders to the extent of its net investment income and net capital gain. In addition, All-Star could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

     Distributions by All-Star from net investment income and net realized capital gains are subject to taxation whether received by shareholders in cash or in shares of All-Star. Shareholders receiving a dividend or other distribution in the form of newly issued shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received. Such shareholders will have a cost basis in each newly issued share equal to the fair market value of a share of All-Star on the distribution date. Distributions are generally taken into account for tax purposes when paid, except that distributions paid in January but declared in the last quarter of the preceding calendar year must be taken into account as if paid on December 31 of such preceding calendar year. A portion of All-Star's net investment income paid to corporate shareholders that is attributable to dividends from domestic corporations may be eligible for the 70% dividends-received deduction available to corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions from net capital gain are taxable as long-term capital gains, regardless of how long the shareholder has held the Shares, and are not eligible for the dividends-received deduction. Net capital gain is taxable, in the case of a noncorporate shareholder, at a maximum rate of 20% if attributable to the disposition of shares that the shareholder held for more than twelve months.

     If a shareholder holds Shares of All-Star for six months or less, any loss on the sale of the Shares will be treated as a long-term capital loss to the extent of any amount reportable by the shareholder as long-term capital gain with respect to such Shares. Any loss realized on a disposition of Shares may also be disallowed under rules relating to wash sales.

     At the time of an investor's purchase of All-Star Shares, All-Star's net asset value may reflect undistributed net investment income or capital gains or net unrealized appreciation of securities it holds. As of [ , 2003], All-Star's investments had net unrealized gains of [$ ]. Realization and a subsequent distribution to a shareholder of such amount, although it may in effect constitute a return of his or her investment, would be taxable to the shareholder as ordinary income or capital gain, as described above. For federal income tax purposes, All-Star is permitted to carry forward to another taxable year its net realized capital losses, if any, from earlier taxable years and thus may realize net capital gains in the later year up to the amount of such losses without being required to pay taxes on or to distribute such gains. As of December 31, 2002, the end of its last completed fiscal year, All-Star had $24,123,108 in capital loss carryovers.

     Individuals and certain other non-corporate All-Star shareholders may be subject to 30.5% withholding on reportable dividends and capital gain distributions ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certificates are not on file with All-Star or who, to All-Star's knowledge, have furnished an incorrect number. In addition, All-Star is required to withhold distributions to any shareholder who does not certify to All-Star that the shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that the shareholder has under-reported interest or dividend income.

     Distributions from net investment income paid to shareholders who are non-resident aliens or foreign entities may be subject to 30% federal withholding tax (but not, in such event, subject to back-up withholding) unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of the withholding tax.

     Information concerning the federal income tax status of All-Star dividends and other distributions is mailed to shareholders annually.

     Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes.

     See "The Offer-Federal Income Tax Consequences" for a discussion of the federal income tax consequences regarding the Rights.


                                     GENERAL

     Under the Fund Management Agreement between All-Star and LAMCO, All-Star may use the name "Liberty All-Star" only so long as the Fund Management Agreement remains in effect. If the Fund Management Agreement is no longer in effect, All-Star is obligated (to the extent it lawfully can) to cease using such name or any other name indicating that it is advised by or otherwise connected with LAMCO. In addition, LAMCO may grant the non-exclusive right to use the name "Liberty All-Star" to any other entity, including any other investment company of which LAMCO or any of its affiliates is the investment adviser or distributor.


                       STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Fund is contained in the Statement of Additional Information, a copy of which is available at no charge by calling the Information Agent at the telephone number indicated on the cover of the Prospectus. Set forth below is the Table of Contents of the Statement of Additional Information.

                                Table of Contents

Investment Objective and Policies........................................... 2
Investment Restrictions..................................................... 2
Investment Advisory and Other Services...................................... 4
Directors and Officers of All-Star.......................................... 6
Portfolio Security Transactions.............................................15
Taxes.......................................................................16
State and Local Taxes ......................................................19
Principal Shareholders......................................................19
Financial Statements........................................................19

                                       A-1
                                   APPENDIX A

                    INFORMATION ABOUT THE PORTFOLIO MANAGERS


WILLIAM BLAIR & COMPANY, L.L.C.
222 West Adams Street
Chicago, IL 60606

         William Blair & Company, L.L.C. ("Blair") was appointed as an All-Star Portfolio Manager effective March 1, 1997. Blair is a registered investment advisor and an investment banker and broker-dealer firm registered under the Securities Exchange Act of 1934. Blair was founded over 50 years ago by William McCormick Blair and currently has more than 70 principals and approximately 900 employees at offices in Chicago, San Francisco, London, Liechtenstein and Zurich. The main office in Chicago houses all investment banking, research and investment management services. As of May 31, 2001, Blair had over $13 billion in assets under management.

         John F. Jostrand, Principal, has managed the portion of All-Star's portfolio allocated to Blair since its appointment as an All-Star Portfolio Manager. Mr. Jostrand has been associated with Blair since 1993.


TCW INVESTMENT MANAGEMENT COMPANY
865 South Figueroa Street
Los Angeles, CA  90017

         TCW Investment Management Company ("TCW") was appointed as an All-Star Portfolio Manager effective May 1, 2000. TCW is a wholly owned subsidiary of The TCW Group, Inc. ("TCW Group"). Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A. ("SGAM") owns 51% of the TCW Group. SGAM is a wholly owned subsidiary of Societe Generale, S.A. ("Societe Generale "). SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 boulevard Haussman, 75009, Paris, France. The employees, management, and other shareholders of the TCW Group own the remaining 49% of the company. Under the terms of an agreement between the TCW Group and SGAM, SGAM will acquire an additional 19% interest in the TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of May 31, 2001, TCW and its affiliates had over $75 billion in assets under management or committed to management.

     Douglas S. Foreman, Chief Investment Officer U.S. Equities, has managed the portion of All-Star's portfolio allocated to TCW since its appointment as an All-Star Portfolio Manager. Mr. Foreman has been with TCW since 1994.


M.A. WEATHERBIE & CO., INC.
265 Franklin Street
Boston, MA  02110

      M.A. Weatherbie & Co., Inc. ("Weatherbie") was appointed as an All-Star Portfolio Manager effective May 1, 1999. Weatherbie, a registered investment advisor, was founded in 1995 by Matthew A. Weatherbie. Mr. Weatherbie is the principal executive officer and serves as President of Weatherbie and manages that portion of the Fund's portfolio assigned to Weatherbie. Prior to founding Weatherbie, Mr. Weatherbie was a Managing Director at Putnam Investments. In addition to Mr. Weatherbie being the senior principal, there are five other principals, three research analysts, a trader and a director of administration. Weatherbie is 100% employee-owned and operated with a partnership philosophy. As of May 31, 2001, Weatherbie managed over $424 million in assets.

No person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Prospectus does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any State or jurisdiction of the United States or any country where such offer would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts as set forth in the Prospectus or in the affairs of the Fund since the date hereof.

                                                         ------------



TABLE OF CONTENTS
Prospectus Summary...................................................... [2]
Expenses................................................................ [7]
Financial Highlights.................................................... [8]
Share Price Data........................................................[10]
Investment Performance..................................................[10]
The Offer...............................................................[11]
Special Considerations and Risk Factors.................................[18]
Use of Proceeds.........................................................[19]
History of the Fund.....................................................[19]
The Multi-Manager Concept...............................................[19]
Investment Objectives, Policies and Risks...............................[20]
Management of All-Star .................................................[22]
Description of Shares...................................................[23]
Distributions; Automatic Dividend
    Reinvestment and Cash Purchase26 Plan...............................[24]
Tax Status..............................................................[26]
General.................................................................[27]
Statement of Additional Information.....................................[28]
Appendix A--
    Information about the Portfolio Managers...........................[A-1]


                                   [LOGO HERE]



                                     LIBERTY
                                    ALL-STAR
                                GROWTH FUND, INC.
                       A Multi-Managed Investment Company



                   [ ] Shares of Common Stock
                   Issuable upon Exercise of Rights to
                   Subscribe for Such Shares


                        -------------------
                            PROSPECTUS

                            [       ], 2003
                        -------------------

                        LIBERTY ALL-STAR GROWTH FUND, INC.
                        STATEMENT OF ADDITIONAL INFORMATION
                                 [              ], 2003

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus of Liberty All-Star Growth Fund, Inc. ("All-Star") dated [ , 2003]. A copy of the Prospectus may be obtained, without charge, by calling or writing Liberty Asset Management Company at One Financial Center, Boston, Massachusetts 02111(1-800-542-3863).

 TABLE OF CONTENTS                                                   PAGE

Investment Objective and Policies                                      2
Investment Restrictions                                                2
Investment Advisory and Other Services                                 4
Proxy Voting                                                           4
Directors and Officers of All-Star                                     6
Portfolio Security Transactions                                        15
Taxes                                                                  16
State and Local Taxes                                                  19
Principal Shareholders                                                 19
Financial Statements                                                   19

                        INVESTMENT OBJECTIVE AND POLICIES

     A description of the investment objective of Liberty All-Star Growth Fund, Inc. ("All-Star" or the "Fund") and the types of securities in which it may invest is contained in the Prospectus under "Investment Objective, Policies and Risks."

Foreign Securities

     All-Star may invest up to 25 percent of its net assets in securities of foreign issuers, provided that All-Star will not purchase the securities of a foreign issuer, if, as a result of the purchase, more than 50% of its equity investment would consist of securities of foreign issuers. All-Star's investment in foreign securities involves considerations not typically associated with investing in securities of domestic companies. Investing in securities of foreign issuers and the attendant holding of foreign currencies, for example, could cause All-Star to be affected favorably or unfavorably by changes in currency rates and exchange control regulations. In addition, less information may be available about foreign companies than about domestic companies and foreign companies may not be subject to reporting or accounting standards and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as domestic securities and their markets. Securities of some foreign companies may involve greater market risk than securities of domestic companies and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investment in foreign securities may also be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments and the potential for expropriation of the assets of the companies issuing the securities.

Short sales against the box

     All-Star may, to an extent not greater than 5% of its net assets, effect short sales of securities "against the box" (i.e., short sales of securities where All-Star holds or has the right to obtain at no additional cost securities identical to those sold short.)

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted for All-Star as fundamental policies and may be changed only by a majority vote (as defined under "Investment Objective, Policies and Risks" in the Prospectus) of All-Star's outstanding shares. Non-fundamental policies may be changed by the Board of Directors without shareholder approval.

All-Star may not:

     (1) With respect to 75 percent of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than five percent of the total assets of All-Star, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in U.S. Government Securities.

     (2) Purchase more than 10 percent of the outstanding voting securities, or any class of securities, of any one issuer.

     (3) Invest 25 percent or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. Government Securities.

     (4) Purchase securities of other investment companies; except in connection with a merger, consolidation, acquisition or reorganization, if more than 10 percent of the market value of All-Star's total assets would be invested in securities of other investment companies, more than five percent of the market value of All-Star's total assets would be invested in the securities of any one investment company or All-Star would own more than three percent of any other investment company's securities.

     (5) Purchase or sell commodities or real estate; provided that All-Star may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (6) Purchase any securities on margin or make short sales of securities, except that All-Star may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     (7) Make loans of money, except by the purchase of debt obligations in which All-Star may invest consistent with its investment objective and policies. Although there is no present intention of doing so in the foreseeable future, All-Star reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20 percent of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, All-Star's Board of Directors.

     (8) Borrow money, except that All-Star may borrow from banks and other financial institutions on an unsecured basis to finance the repurchase of its shares. All-Star also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Such temporary borrowings may not exceed five percent of the value of All-Star's total assets at the time the loan is made. All-Star may pledge up to 10 percent of the lesser of the cost or value of its total assets to secure temporary borrowings. All-Star will not borrow for investment purposes. Immediately after any borrowing, All-Star will maintain asset coverage of not less than 300 percent with respect to all borrowings. While All-Star's borrowings exceed five percent of its total assets, All-Star will make no further purchases of securities, although this limitation will not apply to share repurchase transactions.

     (9) Issue senior securities, as defined in the Investment Company Act of 1940 (the "Act"), or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by All-Star except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10 percent of All-Star's total assets, taken at the lesser of cost or market value.

     (10) Underwrite securities of other issuers except insofar as All-Star may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     (11) Invest more than 10 percent of All-Star's total assets in securities that at the time of purchase have legal or contractual restrictions on resale (including unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

     Except for the 300% limitation referred to in Investment Restriction No. 8 above, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of All-Star's assets wlll not be considered a violation of the restriction.

                  INVESTMENT ADVISORY AND OTHER SERVICES

     As stated under "Management of All-Star" in the Prospectus, Liberty Asset Management Company ("LAMCO") performs the investment management services and is responsible for the administrative services described therein. LAMCO,through
Columbia Management Group, Inc. ("Columbia"), is an indirect wholly owned subsidiary of Fleet Boston Financial Corporation ("FleetBoston"), Boston, Massachusetts. As indicated under "Directors and Officers of All-Star" below, all of its officers are officers of LAMCO, Colonial Management Associates, Inc., Columbia or other affiliates of Columbia.

     Reference is made to Appendix A of the Prospectus for the names of the controlling persons of All-Star's current Portfolio Managers and the names of the individuals at each Portfolio Manager primarily responsible for the management of the portion of All-Star's portfolio assigned to it. None of such Portfolio Managers has any affiliation with LAMCO or (except as Portfolio Manager) with All-Star.

     As described under "Management of All-Star" in the Prospectus, All-Star pays LAMCO a fund management fee for its investment management services (from which LAMCO pays the Portfolio Managers' fee), and an administrative fee for its administrative services.

     For the years ended December 31, 2001 and 2002 the total fund management and administrative fees paid to LAMCO were $1,531,417 and $1,315,747 respectively, of which an aggregate of [$ ] and [$ ], respectively, was paid to the Portfolio Managers. See "History of the Fund" in the Prospectus.

     All-Star's current Fund Management Agreement and Portfolio Management Agreements will continue in effect until July 31, 2004 and will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board of Directors or (b) the majority vote of All-Star's outstanding shares (as defined under "Investment Objective, Policies and Risks" in the Prospectus), provided that, in either event, the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of All-Star, LAMCO or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days' notice by any party, and any such agreements will terminate automatically if assigned.

     All-Star and LAMCO have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. Copies of the Codes of Ethics of All-Star and LAMCO can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR database on the Commission's Internet site at www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                  PROXY VOTING

     All-Star has delegated to LAMCO, the responsibility to vote proxies relating to portfolio securities held by All-Star. In deciding to delegate this responsibility to LAMCO, the Board of Directors of All-Star reviewed and approved the policies and procedures adopted by LAMCO. These include the procedures that LAMCO follows when a vote presents a conflict between the interests of All-Star and All-Star's shareholders and LAMCO, it affiliates, clients or other persons.

     LAMCO's policy is to vote all proxies for All-Star securities in a manner considered by LAMCO to be in the best interest of All-Star and its shareholders without regard to any benefit to LAMCO, its affiliates, clients or other persons. LAMCO examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. LAMCO also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of All-Star. LAMCO determines the best interest of All-Star in light of the potential economic return on All-Star's investment.

     LAMCO addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, LAMCO's proxy committee ("Proxy Committee") determines the vote in the best interest of All-Star, without consideration of any benefit to LAMCO, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Proxy Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     LAMCO has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

     LAMCO generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes/Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

     LAMCO generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

     LAMCO gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where LAMCO represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

     In addition, if a portfolio manager or other party involved with a LAMCO client or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

     The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

     LAMCO's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

     LAMCO uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services. Information regarding how All-Star voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-[ ]-[ ] and on the SEC website at http://www.sec.gov.

Custodian and Pricing and Bookkeeping Agent

     State Street Bank and Trust Company ("Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the portfolio securities and cash of All-Star. As such, the Custodian holds All-Star's portfolio securities and cash in separate accounts on All-Star's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by All-Star's Portfolio Managers, collects income due on its portfolio securities and disburses funds in connection with the payment of distributions and expenses.

     Columbia Management Advisors, Inc. ("Columbia"), an affiliate of LAMCO, performs pricing and bookkeeping services for All-Star. For the years ended December 31, 2001 and 2002, All-Star paid pricing and bookkeeping fees to Columbia of $51,832 and $32,888 respectively.

Independent Accountants

     [ ], [ ], Boston, Massachusetts 02110, are the independent accountants of All-Star. The independent accountants audit and report on the annual financial statements and provide tax return preparation services and assistance and consultation in connection with the review of various SEC filings.

                         DIRECTORS AND OFFICERS OF ALL-STAR

     The names, addresses and ages of the Directors and officers of the Liberty All-Star Growth Fund.Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Director and other directorships they hold, are shown below.

                                                                                 NUMBER OF
                                     TERM OF                                 PORTFOLIOS IN FUND
                       POSITION    OFFICE AND                                  COMPLEX OVERSEEN
   NAME, ADDRESS         WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)            BY                     OTHER
    AND AGE(1)         ALL-STAR      SERVICE        DURING PAST FIVE YEARS       DIRECTOR(2)           DIRECTORSHIPS HELD
   ------------      ------------   ------------   --------------------------  -------------------   ------------------------
DISINTERESTED
  DIRECTOR(S)
John A. Benning      Director       Director       Retired since December,               2           TT International USA
  (Age 69)                          since 2002;    1999; Senior Vice                                 (investment company) and
c/o Liberty Asset                   Term expires   President, General Counsel                        ICI Mutual Insurance
Management Company                     2005        and Secretary, Liberty                            Company (D&O/E&O
One Financial Center                               Financial Companies, Inc.                         Insurance)
Boston, MA 02111                                   (July, 1985 to December,
                                                   1999); Vice President,
                                                   Secretary and Director,
                                                   Liberty Asset Management
                                                   Company (August, 1985 to
                                                   December, 1999)

James E. Grinnell    Director       Director       Private investor since                2           None
  (Age 73)                           Since         November, 1988; President
c/o Liberty Asset                    1994;         and Chief Executive
Management Company                 Term expires    Officer, Distribution
One Financial Center                  2006         Management Systems, Inc.
Boston, MA 02111                                  (1983 to May, 1986);
                                                   Senior Vice
                                                   President-Operations, The
                                                   Rockport Company (importer
                                                   and distributor of shoes)
                                                   (May, 1986 to November,
                                                   1988)


                                                                                 NUMBER OF
                                     TERM OF                                 PORTFOLIOS IN FUND
                       POSITION    OFFICE AND                                  COMPLEX OVERSEEN
   NAME, ADDRESS         WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)            BY                     OTHER
    AND AGE(1)         ALL-STAR      SERVICE        DURING PAST FIVE YEARS       DIRECTOR(2)           DIRECTORSHIPS HELD
   ------------      ------------   ------------   --------------------------  -------------------   ------------------------
DISINTERESTED
  DIRECTOR(S)

Richard W. Lowry       Director     Director      Private investor since               94            None
  (Age 67)                           Since        August, 1987 (formerly
c/o Liberty Asset                    1994;        Chairman and Chief
Management Company                Term expires    Executive Officer, U.S.
One Financial Center                 2004         Plywood Corporation
Boston, MA 02111                                  (building products
                                                   manufacturer))

John J. Neuhauser      Director    Director       Academic Vice President              94           Saucony, Inc. (athletic
  (Age 60)                          Since         and Dean of Faculties                             footwear); SkillSoft
c/o Liberty Asset                   1998;         since August, 1999, Boston                        Corp. (E-Learning)
Management Company               Term expires     College (formerly Dean,
One Financial Center                 2006         Boston College School of
Boston, MA 02111                                  Management from September,
                                                  1977 to September, 1999)
INTERESTED
  DIRECTOR
William E. Mayer*(3)   Director     Director      Managing Partner, Park               94           Lee Enterprises (print
  (Age 63)                           Since        Avenue Equity Partners                            media); WR Hambrecht +
c/o Liberty Asset                    1998;        (private equity) since                            Co. (financial service
Management Company                Term expires    February, 1999 (formerly                          provider); First
One Financial Center                  2005        Founding Partner,                                 Health (healthcare)
Boston, MA 02111                                  Development Capital LLC
                                                  from November 1996 to
                                                  February, 1999; Dean and
                                                  Professor, College of
                                                  Business and Management,
                                                  University of Maryland
                                                  from October, 1992 to
                                                  November, 1996)


(1) All the Directors are members of the Audit Committee except for Mr. Mayer.

(2) At December 31, 2002, Messrs. Lowry, Mayer and Neuhauser also served as Trustees of the Liberty family of funds (Liberty Funds) which consisted of 80 open-end and 14 closed-end management investment company portfolios (the Liberty Funds Complex) managed by Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated (Stein Roe) or other affiliates of LAMCO.

(3) A Director who is an "interested person" (as defined in the 1940 Act) of Liberty All-Star Growth Fund, Inc. or LAMCO. Mr. Mayer is an interested person by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer.

OFFICERS

                                                                       YEAR FIRST
                                                                       ELECTED OR               PRINCIPAL OCCUPATION
 NAME, ADDRESS AND AGE            POSITION WITH ALL-STAR FUND       APPOINTED TO OFFICE          DURING PAST FIVE YEARS
 -----------------------    ------------------------------------    -------------------       -------------------------------
William R. Parmentier, Jr.  President and Chief Executive         1998                        President (since June, 1998) and
  (Age 50)                  Officer                                                           Chief Investment Officer (since
Liberty Asset                                                                                 May, 1995), Senior Vice
Management Company                                                                            President (May, 1995 to June,
One Financial Center                                                                          1998), LAMCO
Boston, MA 02111

Mark T. Haley, CFA          Vice President                        1999                        Vice President--Investments
  (Age 38)                                                                                    (since January, 1999), Director
Liberty Asset                                                                                 of Investment Analysis
Management Company                                                                            (December, 1996 to December,
One Financial Center                                                                          1998), Investment Analyst
Boston, MA 02111                                                                              (January, 1994 to November,
                                                                                              1996), LAMCO

J. Kevin Connaughton        Treasurer                             2000                        Treasurer of the Liberty Funds
  (Age 39)                                                                                    and of the Liberty All-Star Funds
One Financial Center                                                                          since December, 2000 (formerly
Boston, MA 02111                                                                              Controller of the Liberty Funds
                                                                                              and of the Liberty All-Star Funds
                                                                                              from February, 1998 to October, 2000);
                                                                                              Treasurer of the Stein Roe
                                                                                              Funds since February 2001
                                                                                              (formerly Controller from May,
                                                                                              2000 to February, 2001);
                                                                                              Treasurer of the Galaxy Funds
                                                                                              since September, 2002;
                                                                                              (formerly Vice President of
                                                                                              Colonial from February, 1998 to
                                                                                              October, 2000; Senior Tax
                                                                                              Manager, Coopers & Lybrand, LLP
                                                                                              from April, 1996 to January,
                                                                                              1998

                                                                      YEAR FIRST
                                                                       ELECTED OR                PRINCIPAL OCCUPATION
 NAME, ADDRESS AND AGE            POSITION WITH ALL-STAR FUND       APPOINTED TO OFFICE          DURING PAST FIVE YEARS
 -----------------------    ------------------------------------    -------------------       -------------------------------

Vicki L. Benjamin           Chief Accounting Officer and          2001                         Controller of the Liberty Funds
  (Age 41)                  Controller                                                         and the Liberty All-Star Funds
One Financial Center                                                                           since June, 2002; Chief Accounting
Boston, MA 02111                                                                               Officer of the Liberty Funds and the
                                                                                               Liberty All-Star Funds since June,
                                                                                               2001; Controller and Chief
                                                                                               Accounting Officer of the Galaxy
                                                                                               Funds since September, 2002
                                                                                               (formerly Vice President, Corporate
                                                                                               Audit, State Street Bank and Trust
                                                                                               Company from May, 1998 to
                                                                                               April, 2001; Audit Manager from
                                                                                               July, 1994 to June, 1997;
                                                                                               Senior Audit Manager from July,
                                                                                               1997 to May, 1998, Coopers &
                                                                                               Lybrand, LLP)

Fred H. Wofford             Vice President                        2003                         Director of Funds Operations, LAMCO
  (Age 47)                                                                                     since June 2003; formerly Director
One Financial Center                                                                           of Investment Compliance, Deutsche
Boston, MA 02111                                                                               Asset Management from 1999 to 2003;
                                                                                               Manager of Fund Administration,
                                                                                               BankBoston 1784 Funds from
                                                                                               1995 to 1998

Audit Committee
----------------

     Messrs. Benning, Grinnell, Lowry and Neuhauser are members of the Audit Committee of the Board of Directors of All-Star. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of All-Star, and certain service providers. In the fiscal year ended December 31, 2002, the Audit Committee convened twice.

General
-------

     All-Star's Board of Directors is divided into three classes, each of which has a term of three years expiring with the annual meeting of shareholders in the third year of the term. All-Star holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Directors whose terms are expiring with that meeting. The term of office of Messrs. Grinnell and Neuhauser will expire upon final adjournment of the annual meeting for the year 2006; the term of office of Messr. Lowry will expire upon final adjournment of the annual meeting for the year 2004; and the term of Messrs. Benning and Mayer will expire upon the final adjournment of the 2005 annual meeting. Messrs. Lowry, Mayer, and Neuhauser are also Trustees of Liberty Funds Trusts I through VII (the "Liberty Funds Complex"), the umbrella trusts for an aggregate of 80 open-end funds managed by affiliates of LAMCO, 14 closed-end funds managed by Colonial (the "Colonial Closed-End Funds"). The All- Star's Board of Directors are also Trustees of Liberty All-Star Equity Fund, another closed-end multi-managed fund managed by LAMCO.

Share Ownership
---------------
     The   following   table  shows  the  dollar  range  of  equity   securities
beneficially owned by each Director in All-Star and in all Liberty Funds overseen by the Director as of December 31, 2002.



                                                                   Aggregate Dollar Range of Equity Securities Owned in
                                      Dollar Range of Equity       All Registered Funds Overseen by Trustee in Liberty
 Name of Trustee/Director             Securities Owned in All-Star                        Funds Complex
-------------------------             ---------------------------- -------------------------------------------------------
Disinterested Trustees/
Directors
John A. Benning                             $1-$10,000                               $50,001-$100,000
Robert J. Birnbaum (1)                   $10,001-$50,000                             $50,001-$100,000
James E. Grinnell                        $50,001-$100,000                              Over $100,000
Richard W. Lowry                         $10,001-$50,000                               Over $100,000
John J. Neuhauser                           $1-$10,000                                 Over $100,000
Interested Trustee/
Director
William E. Mayer                            $1-$10,000                               $50,001-$100,000


     (1) Retired from the Boards of Trustees/Directors of the Liberty All-Star Funds effective February 2003.

     As of December 31, 2002, no disinterested Director or any of their immediate family members owned beneficially or of record any class of securities of LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager.

     During the calendar years ended December 31, 2001 and December 31, 2002, no disinterested Director (or their immediate family members) had any direct or indirect interest in LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager.

     During the calendar years ended December 31, 2001 and December 31, 2002, no disinterested Director (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) All-Star; (ii) another fund managed by LAMCO, a portfolio manager or a person controlling, controlled by or under common control with LAMCO or a portfolio manager; (iii) LAMCO or a portfolio manager; (iv) any person controlling, controlled by or under common control with LAMCO or a portfolio manager; or (v) an officer of any of the above.

     During the calendar years ended December 31, 2001 and December 31, 2002, no disinterested Director (or their immediate family members) had any direct or indirect relationship with (i) All-Star; (ii) another fund managed by LAMCO,a portfolio manager or a person controlling, controlled by or under common control with LAMCO or a portfolio manager; (iii) LAMCO or a portfolio manager; (iv) a person controlling, controlled by or under common control with LAMCO or a portfolio manager; or (v) an officer of any of the above.

     During the calendar years ended December 31, 2001 and December 31, 2002, no officer of LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager served on the board of directors of a company where a disinterested Director of All-Star or any of their immediate family members served as an officer.

Trustee Compensation
---------------------

     LAMCO or its affiliates pay the compensation of all the officers of All-Star, including the Directors who are affiliated with LAMCO. During All-Star's fiscal year ending December 31, 2003, it is anticipated that the disinterested Directors will be paid an aggregate of [$ ] in fees and expenses. For 2002, All Star paid the disinterested Directors an aggregate of $27,248 in fees and expenses. For 2001, All-Star paid the disinterested Directors an aggregate of $24,213 in fees and expenses.

     The following table shows, for the year ended December 31, 2002, the compensation received from All-Star by each current Director, and the aggregate compensation paid to each current Director for service on the Board of Directors of All-Star and the two All-Star Funds. All-Star has no bonus, profit sharing or retirement plans.

COMPENSATION TABLE


                                                                Pension or
                                                              Retirement Benefits                         Total Compensation from
                                                               Accrued as Part of     Estimated Annual   the Liberty All-Star Funds
                                      Aggregate Compensation    Fund Expenses         Benefits Upon        (including the Fund)(1)
 Name of Person, Position                from the Fund                                   Retirement
------------------------              ----------------------  --------------------    -----------------     ------------------------

John A. Benning                         $2,977.30                   $0                    $0                     $12,306.10
Robert J. Birnbaum                      $6,067.67                   $0                    $0                     $24,805.58
James E. Grinnell                       $6,067.67                   $0                    $0                     $24,805.58
Richard W. Lowry                        $6,067.67                   $0                    $0                     $24,805.58
William E. Mayer                        $6,067.67                   $0                    $0                     $24,805.58
John J. Neuhauser                       $6,067.67                   $0                    $0                     $24,805.58


     (1) Total compensation from the Funds exceeded the aggregate meeting and retainer fees of $125,000 pr annum because of Mr. Benning's election to the Board of Trustees/Directors in October 2002. Mr. Birnbaum retired from the Boards of Trustees/Directors effective February 2003.

The following table shows, for the calendar year ended December 31, 2002, the compensation received from the Liberty Funds Complex by the Trustees. The Liberty Funds Complex has no bonus, profit sharing or retirement plans.

Name                            Total Compensation from Liberty Funds Complex
-----                           ---------------------------------------------

James E. Grinnell(1)                              $24,806
Richard W. Lowry                                 $124,806
William E. Mayer                                 $127,806
John J. Neuhauser                                $124,932

     (1) Resigned as Trustee of the Liberty Funds Complex on December 27, 2000. In connection with the combination of Liberty and Stein Roe boards of trustees, Mr. Grinnell will receive $75,000 for retiring prior to the respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date Mr. Grinnell would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston and the Liberty Funds Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by LFC prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Funds Complex portion of the payments will be allocated among the Liberty Funds Complex based on each fund's share of the Trustee fees for 2000.

Approving the Investment Advisory Contracts
-------------------------------------------

     In determining to approve All-Star's Fund Management Agreement and Portfolio Management Agreements and recommend their approval to shareholders, the Directors met over the course of the year with the relevant investment advisory personnel from LAMCO and the Portfolio Managers and considered information provided by LAMCO and the Portfolio Managers relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of All-Star" in All-Star's Prospectus and "Directors and Officers of All-Star" in this SAI. The Directors also took into account the time and attention devoted by senior management of LAMCO and the Portfolio Managers to the Fund and the other funds in the complex. The Directors evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by LAMCO and the Portfolio Managers to the Fund were appropriate to fulfill effectively each of their duties under the agreements. The Directors also considered the business reputation of LAMCO and the Portfolio Managers and each of their respective financial resources, and concluded that each of them would be able to meet any reasonably foreseeable obligations under the agreements.

     The Directors received information concerning the investment philosophy and investment process applied by LAMCO and the Portfolio Managers in managing the Fund. See "Investment Objective, Policies and Risks" in the All-Star's Prospectus. In this connection, the Directors considered the in-house research capabilities of LAMCO and the Portfolio Managers as well as other resources available to their personnel, including research services available to LAMCO and the Portfolio Managers as a result of securities transactions effected for All-Star and other investment advisory clients. The Directors concluded that investment process, research capabilities and philosophy of each Portfolio Manager and LAMCO were well suited to All-Star, given All-Star's investment objective and policies.

     The Directors considered the scope of the services provided by LAMCO and each Portfolio Manager to All-Star under the agreements relative to services provided by third parties to other mutual funds. See "Investment Advisory and Other Services." The Directors concluded that the scope of the services provided by LAMCO and each Portfolio Manager to All-Star was consistent with All-Star's operational requirements, including, in addition to its investment objective, compliance with All-Star's investment restrictions, tax and reporting requirements and related shareholder services.

     The Directors considered the quality of the services provided by LAMCO and each Portfolio Manager to All-Star. The Directors evaluated each of their records with respect to regulatory compliance and compliance with the investment policies of All-Star. The Directors also evaluated the procedures of LAMCO and each Portfolio Manager designed to fulfill their fiduciary duty to All-Star with respect to possible conflicts of interest, including each of their codes of ethics (regulating the personal trading of its officers and employees) (see "Investment Advisory and Other Services"), the procedures by which LAMCO and each Portfolio Manager allocates trades among its various investment advisory clients and the record of LAMCO and each Portfolio Manager in these matters. The Directors also received information concerning standards of LAMCO and each Portfolio Manager with respect to the execution of portfolio transactions. See "Portfolio Security Transactions."

     The Directors considered LAMCO's management of non-advisory services provided by persons other than LAMCO by reference, among other things, to All-Star's total expenses and the reputation of All-Star's other service providers. See "Expenses" in All-Star's Prospectus. The Directors also considered information provided by third parties relating to All-Star's investment performance relative to its performance benchmark(s), relative to other similar funds managed by LAMCO and each Portfolio Manager and relative to funds managed similarly by other advisors. The Directors reviewed performance over various periods, including All-Star's one, five and ten year calendar year periods and/or the life of All-Star, as applicable (See "Investment Performance" in All-Star's Prospectus), as well as factors identified by LAMCO as contributing to All-Star's performance. See All-Star's most recent annual and semi-annual reports. The Directors concluded that the scope and quality of the services provided by LAMCO and each Portfolio Manager was sufficient to merit approval of each agreement for two years.

     In reaching that conclusion, the Directors also gave substantial consideration to the fees payable under the agreements. The Directors reviewed information concerning fees paid to investment advisors of similarly managed funds. The Directors also considered the fees of All-Star as a percentage of assets at different asset levels and possible economies of scale to LAMCO and each Portfolio Manager. The Directors evaluated the profitability of LAMCO with respect to All-Star, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Directors took into account not only the actual dollar amount of fees paid by All-Star directly to LAMCO, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as fund manager to All-Star and the research services available to LAMCO and each Portfolio Manager by reason of brokerage commissions generated by All-Star's turnover. In evaluating All-Star's advisory fees, the Directors also took into account the complexity of investment management for All-Star relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Directors concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. See "Investment Objective, Policies and Risks" in All-Star's Prospectus.

     Based on the foregoing, the Directors concluded that the fees to be paid to LAMCO and each Portfolio Manager under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by LAMCO and each Portfolio Manager.

                         PORTFOLIO SECURITY TRANSACTIONS

     Each of All-Star's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of All-Star's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements with All-Star provide, in substance, that, except as provided in the following paragraph, in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for All-Star. It is expected that securities will ordinarily be purchased in the primary markets, and that, in assessing the best net price and execution available to All-Star, the Portfolio Manager will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Recognizing these factors, All-Star may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction.

     The Portfolio Management Agreements also provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide, directly or through third parties, research products and services to LAMCO or to All-Star. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for All-Star involving brokerage commissions include performance, portfolio characteristics, investment style and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio, performance and fee and expense data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for All-Star and other multi-managed clients of LAMCO, the assembly of a mix of investment styles appropriate to the investment objectives of All-Star or such other clients, and the determination of overall portfolio strategies.

     LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to LAMCO and the commissions to be charged to All-Star in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

     These research products and services are used by LAMCO in connection with its management of All-Star, Liberty All-Star Equity Fund, Liberty All-Star Equity Fund, Varlable Series, and other multi-managed clients of LAMCO, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

     The Portfolio Managers are authorized to cause All-Star to pay a commission to a broker or dealer who provides research products and servlces to the Portfollo Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including All-Star) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretlon is exercised by the Portfolio Manager.

     During 2000, 2001 and 2002 All-Star paid total brokerage commissions of $204,925, $104,844 and $140,913, respectively. Approximately $37,364 of the commissions paid in 2000, and $23,129 and $21,957, respectively, of the commissions paid in 2000, 2001 and 2002 on transactions aggregating approximately $50,127,330, $15,172,432 and $12,190,277, respectively, were paid to brokerage firms which provided or made available to All-Star's Portfolio Managers or to LAMCO research products and services as described above.

     Although All-Star does not permit a Portfolio Manager to act or have an affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio M anager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in compliance with Rule 17e-1 under the Investment Company Act of 1940. [During 2000, 2001 and 2002 no Fund portfolio transactions were placed with any Portfolio Manager or its broker-dealer affiliate.]

                                   TAXES

     The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to All-Star. All-Star intends to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, All-Star intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, All-Star will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     In order to avoid incurring a federal excise tax obligation, the Code requires that All-Star distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which All-Star paid no federal income tax. Under current law, provided that All-Star qualifies as a RIC for federal income tax purposes, All-Star should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     If All-Star does not qualify as a RIC for any taxable year, All-Star's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, All-Star may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     All-Star's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to All-Star, defer Fund losses, cause adjustments in the holding periods of securities held by All-Star, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. All-Star may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

     Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be disallowed to the extent of any dividends received with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of All-Star within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

     Dividends and distributions on All-Star's shares are generally subject to federal income tax as described herein to the extent they do not exceed
All-Star's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when All-Star's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when All-

Star's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of All-Star may be "spilled back" and treated as paid by All-Star (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     Amounts paid by All-Star to individuals and certain other shareholders who have not provided All-Star with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom All-Star has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from All-Star's taxable dividends and other distributions as well as the gross proceeds of sales of shares), at a rate of up to 30%(declining to 29% in 2004 and to 28% in 2006)for amounts paid during 2003. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in All-Star.

                            STATE AND LOCAL TAXES

     Shareholders should consult their own tax advisers as the state or local tax consequences of investing in All-Star.

                            PRINCIPAL SHAREHOLDERS

     On [ , 2003], Cede & Co. Fast, Depository Trust Company, 55 Water Street, New York, NY 10004 owned beneficially [ ] Shares, representing [ %] of All-Star's then outstanding Shares.

     [As of [ , 2003, all officers and Directors of All-Star as a group owned less than 1% of All-Star's outstanding shares.]

                             FINANCIAL STATEMENTS

     [ ], are the independent accountants for All-Star. [ ] provides audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Prior to September, 1999, there were other independent auditors for All-Star. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial statements in the Prospectus have been so included, in reliance upon the reports of [ ] and [ ] given on authority of said firms as experts in accounting and auditing. All-Star's Annual Report, which includes financial statements for the fiscal year ended December 31, 2002, was filed on March 6, 2003 (File No. 811-04537) and is incorporated herein by reference with respect to all information other than the information set forth on pages [1 through 17] thereof. Any statement contained in All-Star's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of the

Prospectus or this Statement of Additional Information to the extent a statement contained in the Prospectus or this Statement of Additional Information varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of the Prospectus or this Statement of Additional Information. All-Star will furnish, without charge, a copy of its Annual Report, upon request to LAMCO, One Financial Center, Boston, Massachusetts 02111, telephone (800) 542-3863.

PART C.

Other Information.

Item 24. Financial Statements and Exhibits

      (1)  Financial Statements:
                               Included in Part A:

                             Financial statements included in Part A of this registration statement: Financial Highlights

                               Included in Part B:

                             Financial statements included in Part B of this registration statement: Incorporated by reference
                             to  the  Annual   Report dated  December 31,  2002
                             filed electronically  pursuant to Section 30(b)
                             (2) of the Investment Company Act of 1940
                             (Accession number 0001047469-03-0007858)

      (2)  Exhibits

             (a)(1)          Articles of Incorporation(1)

             (a)(2)          Articles of Amendment dated April 27, 1989(1)

             (a)(3)          Articles of Amendment dated May 31, 1991(1)

             (a)(4)          Articles of Amendment dated November 6, 1995(1)

             (a)(5)          Articles of Amendment dated April 22, 1999

             (b)             By-Laws (3)

             (c)             Not Applicable

             (d)(1) Form of Specimen Certificate for shares of Common Stock*

             (d)(2)          Form of Subscription Certificate*

             (d)(3)          Form of Notice of Guaranteed Delivery*

             (e) Automatic Dividend Reinvestment and Cash Purchase Plan Brochure(1)

             (f)             Not Applicable

             (g)(1) Management Agreement between Liberty All-Star Growth Fund, Inc. and Liberty Asset Management Company dated November 1, 2001

             (g)(2) Portfolio Management Agreement between Liberty All-Star Growth Fund, Inc., Liberty Asset Management Company and William Blair & Company, L.L.C. dated November 1, 2001

             (g)(3) Portfolio Management Agreement between Liberty All-Star Growth Fund, Inc., Liberty Asset Management Company and M.A. Weatherbie & Co., Inc. dated November 1, 2001

             (g)(4) Portfolio Management Agreement between Liberty All-Star Growth Fund, Inc., Liberty Asset Management Company and TCW Investment Management Company dated November 1, 2001

             (h)             Not Applicable

             (i)             Not Applicable

             (j)(1)          Form of Custodian Agreement with State Street
                             Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 & 811-3009), filed with the
                             Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

             (j)(2) Form of Appendix A to the Custodian Contract between Registrant and State Street Bank and Trust Company - filed as Exhibit (g)(2) in Part C, Item 23 of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Liberty Variable Investment Trust (File Nos. 33-59216
                             & 811-756), filed with the Commission on or about April 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement

             (k)(1) Registrar, Transfer Agency and Service Agreement between Liberty All-Star Growth Fund, Inc. and EquiServe Trust Company, N.A.(1)

             (k)(2) Pricing and Bookkeeping Agreement between Liberty All-Star Growth Fund, Inc. and Columbia Management Advisors, Inc. (formerly Colonial Management Associates, Inc.)(1)

             (k)(3) Form of Amendment to Pricing and Bookkeeping Agreement between Liberty All-Star Growth Fund, Inc. and Colonial Management Associates, Inc.(2)

             (k)(4) Form of Subscription Agreement between Liberty All-Star Growth Fund, Inc. and EquiServe Trust Company, N.A.*

             (k)(5) Form of Information Agent Agreement between Liberty All-Star Growth Fund, Inc. and The Altman Group, Inc.*

             (l)             Opinion and Consent of Counsel*

             (m)             Not Applicable

             (n)(1)          Consent of Independent Accountants -
                              PricewaterhouseCoopers LLP*

             (n)(2)          Consent of Independent Auditors - KPMG, LLP*

             (o)             Not Applicable

             (p)             Not Applicable

             (q)             Not Applicable

             (r) Code of Ethics of Columbia Management Advisors, Inc.- filed in Part C, Item 23 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Liberty Variable Investment
                             Trust (File Nos. 33-59216 and 811-7556), filed with the Commission on or about April 11, 2003, and is hereby incorporated by reference and made a part of this Registration Statement

-------------------------------------------------------------------------------

Power of Attorney for: John A Benning, James E. Grinnell, Richard W. Lowry, William E. Mayer and John J. Neuhauser


---------------------------------------------------------------------------
(1) Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about May 1, 1998.
(2) Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about June 27, 2001.
(3) Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about August 3, 2001.

*To be filed by Amendment


Item 25.  Marketing Arrangements

     Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution

     The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

     Registration fee                                    $ 1,355
     New York Stock Exchange listing fee                   2,000
     Printing                                             25,000
     Accounting fees and expenses                         10,000
     Legal fees and expenses                              35,000
     Information Agent fees and expenses                  40,000
     Subscription Agent fees and expenses                 36,000
     Miscellaneous                                        10,645
                                                       ---------
         Total                                          $160,000
                                                       =========


Item 27.  Persons Controlled By or Under Common Control with Registrant


     None.

Item 28.  Number of Holders of Securities

           Number of Record Holders
            as of May 31, 2003: 2,973


Item 29.  Indemnification

                 The Articles of Incorporation filed as Exhibit (a)(1) to this Registration Statement provides for indemnification to each of the Registrant's Directors and officers against all liabilities and expenses incurred in acting as Director or officer, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Directors and officers.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 The Registrant, its advisor, Liberty Asset Management Company, and its Administrator, Columbia Management Advisors, Inc. (Colonial), and their respective trustees, directors and officers are insured by a Directors and Officers/Errors and Omissions Liability insurance policy through ICI Mutual Insurance Company.



ITEM 30.  Business and Other Connections of Investment Adviser.

Liberty Asset Management Company ("LAMCO"), the Registrant's
Fund Manager, was organized on August 16, 1985 and is primarily engaged in the corporate administration of and the provision of its multi-management services for the Registrant and Liberty All-Star Equity Fund, another multi-managed closed-end investment company. It also provides its multi-management services to Liberty All-Star Equity Fund, Variable Series, a multi-managed open-end investment company which serves as an investment vehicle for variable annuity contracts issued by affiliated insurance companies.

The following sets forth the business and other connections of each director and officer of LAMCO:


(1)                                (2)                          (3)                                       (4)
Name and principal
business
addresses*                         Affiliation
of officers and                    with                         Other business, profession,
directors of                       investment                   vocation or employment
investment adviser                 adviser                      connection                                Affiliation
------------------                 ----------                   ------------------------------            -----------

Banks, Keith T.                    Director, President,         Liberty Variable Investment Trust         President
                                    Chief Executive Officer,
                                    Chairman, Chief
                                    Investment Officer


Palombo, Joseph R.                 Director & Chief             Liberty Variable Investment Trust         None
                                    Operating Officer

Sayler, Roger                      Director                     None                                      None

Parmentier, Jr., William R.        Chief                        Liberty All-Star Equtiy Fund              Pres. & Chief
                                   Investment Officer -         Liberty Variable Investment Trust         Exec. Officer
                                    External Managers

Haley, Mark T.                     Vice President               Liberty All-Star Equity Fund              Vice President

Iudice, Philip J., Jr.             Treasurer                    None                                      None


--------------------------------
*The principal address of the officers and directors is One Financial Center, Boston, MA 02111-2621.


Item 31.      Location of Accounts and Records:

              Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at One Financial Center, Boston, MA 02111. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent or custodian.

Item 32.      Management Services

              None

Item 33.      Undertakings


              (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

              (2)  Not applicable.

              (3)  Not applicable.

              (4)  Not applicable.

              (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                   Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

              (6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-2 to be signed on
its  behalf  by the undersigned,   thereunto  duly  authorized,  in  the  City
of Boston and the Commonwealth of Massachusetts on the 30th day of June, 2003.

                                      LIBERTY ALL-STAR GROWTH FUND, INC.




                                             /s/ WILLIAM R. PARMENTIER, JR.
                                       By:   ------------------------------
                                             /s/ William R. Parmentier, Jr.
                                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                              TITLE                 DATE
----------                              -----                 ----




/s/WILLIAM R. PARMENTIER, JR.       President (chief          June 30, 2003
-----------------------------       executive officer)
/s/William R. Parmentier, Jr.



/s/J. KEVIN CONNAUGHTON             Treasurer (principal      June 30, 2003
-----------------------              financial officer)
/s/J. Kevin Connaughton



/s/VICKI L. BENJAMIN
-----------------------             Chief Accounting Officer  June 30, 2003
/s/Vicki L. Benjamin                  and Controller (principal
                                         accounting officer)

JOHN A. BENNING*        Director
---------------------
John A. Benning


JAMES E. GRINNELL*      Director
---------------------
James E. Grinnell


RICHARD W. LOWRY*      Director                       */s/ HEIDI A. HOEFLER
-----------------                                      ----------------------
Richard W. Lowry                                           Heidi A. Hoefler
                                                           Attorney-in-fact
                                                           For each Director
                                                           June 30, 2003

WILLIAM E. MAYER*      Director
-----------------
William E. Mayer


JOHN J. NEUHAUSER*     Director
------------------
John J. Neuhauser

            INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

Exhibit
Number    Exhibit
--------  --------------------------------------------------

(a)(5)    Articles of Amendment dated April 22, l999
(g)(1)    Fund Management Agreement with Liberty Asset Management Company
(g)(2)    Portfolio Management Agreement with William Blair & Company, L.L.C.
(g)(3)    Portfolio Management Agreement with M.A. Weatherbie & Co., Inc.
(g)(4) Portfolio Management Agreement with TCW Investment Management Company Powers of Attorney - John A. Benning, James E. Grinnell, Richard W.
             Lowry, William E. Mayer and John J. Neuhauser